                                                                      EXHIBIT 99



TERM SHEETS

CMBS NEW ISSUE TERM SHEET

$821,866,000 (APPROXIMATE)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2002-C1
OFFERED CLASSES A-1, A-2, A-3, A-4, B, C AND D
CERTIFICATES

WACHOVIA BANK, NATIONAL ASSOCIATION,
GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
NOMURA CREDIT & CAPITAL, INC. AND ARTESIA MORTGAGE CAPITAL CORPORATION MORTGAGE LOAN SELLERS

WACHOVIA BANK, NATIONAL ASSOCIATION
MASTER SERVICER

LENNAR PARTNERS, INC.
SPECIAL SERVICER

MAY 2002

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

                               TABLE OF CONTENTS

Transaction Structure
      Structure Overview....................................    3
      Structure Schematic...................................    4
      Transaction Terms.....................................    5

Mortgage Pool Characteristics as of the Cut-Off Date
      General Characteristics...............................    9
      Property Types........................................   10
      Property Location.....................................   11
      Cut-Off Date Balance of Mortgage Loans................   12
      Mortgage Rate.........................................   13
      Debt Service Coverage Ratio...........................   14
      Cut-Off Date Loan-to-Value Ratio......................   15
      Maturity Date or ARD Loan-to-Value Ratio..............   15
      Original Term to Maturity or ARD......................   16
      Remaining Term to Maturity or ARD.....................   16
      Seasoning.............................................   17
      Original Amortization Terms...........................   18
      Remaining Stated Amortization Terms...................   18
      Prepayment Provisions Summary.........................   19
      Prepayment Provision Based on Outstanding Principal
       Balance..............................................   19

Ten Largest Mortgage Loans..................................   20
      One Enterprise Center.................................   21
      Abbey Portfolio I Loans...............................   24
      Oak Brook Apartments..................................   28
      Mediterranean Village.................................   30
      Abbey Portfolio II Loans..............................   32
      CityPlace II..........................................   37
      Marketplace at Altamonte..............................   40
      Broadmoor Towne Center................................   43
      215 East 23rd Street..................................   46
      Maine Crossing........................................   49

Additional Mortgage Loan Information........................   52

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

TRANSACTION STRUCTURE
--------------------------------------------------------------------------------
STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

           EXPECTED                       APPROX.
            RATINGS                         % OF       APPROX.     WEIGHTED                          ASSUMED
         -------------   CERTIFICATE    CUT-OFF DATE   CREDIT       AVERAGE       PRINCIPAL           FINAL
CLASS    S&P   MOODY'S    BALANCE(1)    POOL BALANCE   SUPPORT   LIFE (YRS)(2)    WINDOW(2)    DISTRIBUTION DATE(2)    RATE TYPE
----------------------------------------------------------------------------------------------------------------------------------
A-1      AAA    Aaa      $ 59,090,000       6.22%       22.75%       2.75        06/02-12/06        12/15/2006               Fixed
----------------------------------------------------------------------------------------------------------------------------------
A-2      AAA    Aaa       135,500,000      14.26%       22.75%       5.50        12/06-12/09        12/15/2009               Fixed
----------------------------------------------------------------------------------------------------------------------------------
A-3      AAA    Aaa       135,194,000      14.23%       22.75%       8.44        12/09-10/11        10/15/2011               Fixed
----------------------------------------------------------------------------------------------------------------------------------
A-4      AAA    Aaa       404,195,000      42.54%       22.75%       9.68        10/11-04/12         4/15/2012               Fixed
----------------------------------------------------------------------------------------------------------------------------------
B        AA     Aa2        35,630,000       3.75%       19.00%       9.89        04/12-04/12         4/15/2012               Fixed
----------------------------------------------------------------------------------------------------------------------------------
C         A     A2         42,756,000       4.50%       14.50%       9.89        04/12-04/12         4/15/2012               Fixed
----------------------------------------------------------------------------------------------------------------------------------
D        A-     A3          9,501,000       1.00%       13.50%       9.89        04/12-04/12         4/15/2012               Fixed
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES

             EXPECTED                     APPROX.
             RATINGS                        % OF       APPROX.     WEIGHTED                          ASSUMED
           ------------  CERTIFICATE    CUT-OFF DATE   CREDIT       AVERAGE       PRINCIPAL           FINAL
CLASS      S&P  MOODY'S   BALANCE(1)    POOL BALANCE   SUPPORT   LIFE (YRS)(2)    WINDOW(2)    DISTRIBUTION DATE(2)    RATE TYPE
----------------------------------------------------------------------------------------------------------------------------------
E(3)       (3)    (3)      13,064,000       1.37%       12.13%        (3)            (3)             (3)                     Fixed
----------------------------------------------------------------------------------------------------------------------------------
F(3)       (3)    (3)      16,628,000       1.75%       10.38%        (3)            (3)             (3)                     Fixed
----------------------------------------------------------------------------------------------------------------------------------
G(3)       (3)    (3)      13,064,000       1.37%        9.00%        (3)            (3)             (3)                    WAC(4)
----------------------------------------------------------------------------------------------------------------------------------
H(3)       (3)    (3)      15,440,000       1.63%        7.38%        (3)            (3)             (3)                     Fixed
----------------------------------------------------------------------------------------------------------------------------------
J(3)       (3)    (3)      17,815,000       1.87%        5.50%        (3)            (3)             (3)                     Fixed
----------------------------------------------------------------------------------------------------------------------------------
K(3)       (3)    (3)       4,751,000       0.50%        5.00%        (3)            (3)             (3)                     Fixed
----------------------------------------------------------------------------------------------------------------------------------
L(3)       (3)    (3)       9,981,000       1.05%        3.95%        (3)            (3)             (3)                     Fixed
----------------------------------------------------------------------------------------------------------------------------------
M(3)       (3)    (3)       7,036,000       0.74%        3.21%        (3)            (3)             (3)                     Fixed
----------------------------------------------------------------------------------------------------------------------------------
N(3)       (3)    (3)       4,691,000       0.49%        2.72%        (3)            (3)             (3)                     Fixed
----------------------------------------------------------------------------------------------------------------------------------
O(3)       (3)    (3)      25,798,833       2.72%        0.00%        (3)            (3)             (3)                     Fixed
----------------------------------------------------------------------------------------------------------------------------------
IO-I(3)    (3)    (3)     950,134,833(5)      N/A         N/A         N/A            (3)             (3)                  Variable
----------------------------------------------------------------------------------------------------------------------------------
IO-II(3)   (3)    (3)     754,200,000(5)      N/A         N/A         N/A            (3)             (3)                  Variable
----------------------------------------------------------------------------------------------------------------------------------

(1) In the case of each such Class, subject to a permitted variance of plus or minus 5%.

(2) As of the Cut-Off Date, the Weighted Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS -- Yield Considerations" in the preliminary prospectus supplement.

(3) Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates.

(4) The Pass-Through Rate applicable to the Class G Certificates for any Distribution Date will be equal to the applicable Weighted Average Net
    Mortgage Rate for such date minus [   ]% per annum.

(5) The Class IO Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class IO Certificates as described in the preliminary prospectus supplement. The interest rate applicable to each component of the Class IO Certificates for each distribution date will equal the rate specified in the preliminary prospectus supplement.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC
--------------------------------------------------------------------------------

             (Structural Overview Chart that graphically describes
               certain information in table set forth on page 3)

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
       NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED MAY 2002.

ISSUE TYPE             Sequential pay REMIC. Class A-1, A-2, A-3, A-4, B, C and
                       D Certificates (the "Offered Certificates") are offered publicly. All other Certificates will be privately placed to qualified institutional buyers or to institutional accredited investors.

CUT-OFF DATE           All Mortgage Loan characteristics are based on balances
                       as of the Cut-Off Date, May 1, 2002 (or in the case of 1
                       Mortgage Loan, May 10, 2002, and in the case of 18
                       Mortgage Loans, May 11, 2002). All percentages presented herein are approximate.

MORTGAGE POOL          The Mortgage Pool consists of 156 Mortgage Loans (the
                       "Mortgage Loans") with an aggregate balance as of the Cut-Off Date of $950,134,833 (the "Cut-Off Date Pool
                       Balance"), subject to a variance of plus or minus 5%. The
                       Mortgage Loans are secured by 168 properties (the
                       "Mortgaged Properties") located throughout 33 states and the District of Columbia.

DEPOSITOR              Wachovia Commercial Mortgage Securities, Inc.

MORTGAGE LOAN SELLERS              Wachovia Bank, National Association...........  44.9% of the Cut-Off Date Pool
                                                                                   Balance
                                   Greenwich Capital Financial Products, Inc. ...  28.7% of the Cut-Off Date Pool
                                                                                   Balance
                                   Nomura Credit & Capital, Inc..................  15.3% of the Cut-Off Date Pool
                                                                                   Balance
                                   Artesia Mortgage Capital Corporation..........  11.0% of the Cut-Off Date Pool
                                                                                   Balance

UNDERWRITERS           First Union Securities, Inc., Greenwich Capital Markets,
                       Inc. and Nomura Securities International, Inc.

                       First Union Securities, Inc. is an indirect, wholly-owned subsidiary of Wachovia Corporation. Wachovia Corporation conducts its investment banking, institutional, and capital markets businesses through its various bank, broker-dealer and nonbank subsidiaries (including First Union Securities, Inc.) under the trade name of Wachovia Securities. Any references to Wachovia Securities herein, however, do not include Wachovia Securities, Inc., member NASD/SIPC, which is a separate broker-dealer subsidiary of Wachovia Corporation and sister affiliate of First Union Securities, Inc. Wachovia Securities, Inc. is not participating as an underwriter in the distribution of the Offered Certificates.

TRUSTEE                Wells Fargo Bank Minnesota, N.A.

MASTER SERVICER        Wachovia Bank, National Association

SPECIAL SERVICER       Lennar Partners, Inc.

RATING AGENCIES        Standard and Poor's Ratings Services, a division of The
                       McGraw-Hill Companies, Inc., and Moody's Investors
                       Service, Inc.

DENOMINATIONS          $10,000 minimum for Offered Certificates.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

CLOSING DATE           On or about May 23, 2002.

SETTLEMENT TERMS       Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE      The 15th day of each month, or if such 15th day is not a
                       business day, the next succeeding business day, commencing with respect to the Offered Certificates in June 2002.

DETERMINATION DATE     For any Distribution Date, the fourth business day prior
                       to the related Distribution Date.

INTEREST DISTRIBUTIONS Each Class of Offered Certificates will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate Balance of such Class during the prior calendar month. Interest on the Offered Certificates will be calculated on the basis of twelve 30-day months and a 360-day year. Interest will be distributed on each Distribution Date in sequential order of class designations with Class A-1, Class A-2, Class A-3, Class A-4, Class IO-I and Class IO-II ranking pari passu in entitlement to interest.

PRINCIPAL
  DISTRIBUTIONS        Principal will be distributed on each Distribution Date
                       to the Class of Sequential Pay Certificates outstanding with the earliest alphabetical/numerical Class designation until its Certificate Balance is reduced to zero. If, due to losses, the Certificate Balances of the Class B through Class O) Certificates are reduced to zero, payments of principal to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates will be made on a pro rata basis.

LOSSES Realized Losses and Additional Trust Fund Expenses, if any, will be allocated to the Class O, Class N, Class M, Class L, Class K, Class J, Class H, Class G, Class F, Class E, Class D, Class C, and Class B Certificates, in that order, and then, pro rata, to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates.

PREPAYMENT PREMIUMS AND
  YIELD MAINTENANCE
  CHARGES Any Prepayment Premiums or Yield Maintenance Charges will be distributed to Certificateholders on the Distribution Date following the collection period in which the prepayment occurred. On each Distribution Date, the holders of each Class of Offered Certificates and Class E, Class F and Class G Certificates then entitled to principal distributions will be entitled to a portion of Prepayment Premiums or Yield Maintenance Charges equal to the product of (a) the amount of such Prepayment Premiums or Yield Maintenance Charges, multiplied by (b) a fraction, the numerator of which is equal to the excess, if any, of the Pass-Through Rate of such Class of Certificates over the relevant Discount Rate, and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the prepaid Mortgage Loan over the relevant Discount Rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such Class of Certificates on such Distribution Date, and the denominator of which is the Principal Distribution Amount for such Distribution Date.

                       The portion, if any, of the Prepayment Premiums or Yield Maintenance Charges remaining after any payments described above will be distributed to the holders of the Class IO-I Certificates (not offered hereby).

ADVANCES The Master Servicer and, if it fails to do so, the Trustee will be obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance, but

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

                       only to the extent that such Advances are deemed recoverable and in the case of P&I Advances subject to Appraisal Reductions that may occur.

APPRAISAL REDUCTIONS   An appraisal reduction generally will be created in the
                       amount, if any, by which the principal balance of a Required Appraisal Loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged Property plus all escrows and reserves (including letters of credit) held with respect to the Mortgage Loan. As a result of calculating an Appraisal Reduction Amount for a given
                       Mortgage Loan, the P&I Advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the Subordinate Certificates in reverse alphabetical order of the Classes. An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased, or otherwise disposed.

OPTIONAL TERMINATION   The Master Servicer, the Special Servicer and certain
                       Certificateholders will have the option to terminate the Trust, in whole but not in part, and purchase the remaining assets of the Trust on or after the Distribution Date on which the Stated Principal Balance of the Mortgage Loans then outstanding is less than 2.6% of the Cut-Off Date Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

CONTROLLING CLASS      The Class of Sequential Pay Certificates (a) which bears
                       the latest alphabetical Class designation and (b) the Certificate Balance of which is (i) greater than 25% of its original Certificate Balance and (ii) equal to or greater than 1.0% of the sum of the original Certificate
                       Balances of all the Sequential Pay Certificates;
                       provided, however, that if no Class of Sequential Pay
                       Certificates satisfies clause (b) above, the Controlling
                       Class shall be the outstanding Class of Sequential Pay
                       Certificates bearing the latest alphabetical Class designation; provided, further, with respect to certain issues related to the CityPlace II Loan, the holder of the related companion loan will have certain rights to direct the Special Servicer as described in the preliminary prospectus supplement.

ERISA The Offered Certificates are expected to be ERISA eligible.

SMMEA The Offered Certificates are not expected to be "mortgage-related securities" for the purposes of SMMEA.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

CONTACT              First Union Securities, Inc.  Greenwich Capital
                                                   Markets, Inc.
                     William J. Cohane
                     (704) 374-6161 (Phone)        Chris McCormack
                     (704) 383-7639 (Fax)          (203) 625-2900 (Phone)
                                                   (203) 618-2033 (Fax)
                     Scott Fuller
                     (704) 715-1235 (Phone)        Brian Schwartz
                     (704) 383-8777 (Fax)          (203) 625-2900 (Phone)
                                                   (203) 618-2033 (Fax)
                     Bob Ricci
                     (704) 715-1235 (Phone)        Philip G. Holmes
                     (704) 383-8777 (Fax)          (203) 618-2377 (Phone)
                                                   (203) 618-2134 (Fax)

                             Nomura Securities International, Inc.

                             Haejin Baek
                             (212) 667-2485 (Phone)
                             (212) 667-9680 (Fax)
                             Mark Brown
                             (212) 667-9087 (Phone)
                             (646) 587-9087 (Fax)
                             Bruce Viergever
                             (212) 667-9151 (Phone)
                             (646) 587-9151 (Fax)

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS

Number of Mortgage Loans....................................                156
Number of Crossed Loan pools................................                  2
Number of Mortgaged Properties..............................                168
Aggregate balance of all Mortgage Loans.....................    $   950,134,833
Number of Mortgage Loans with Balloon Payments(1)...........                137
Aggregate balance of Mortgage Loans with Balloon
  Payments(1)...............................................    $   828,091,418
Number of Mortgage Loans with Anticipated Repayment Date....                 11
Aggregate balance of Mortgage Loans with Anticipated
  Repayment Date............................................    $    84,737,337
Number of Fully Amortizing Mortgage Loans...................                  8
Aggregate balance of Fully Amortizing Mortgage Loans........    $    37,306,077
Minimum balance.............................................    $       383,075
Maximum balance.............................................    $    28,477,855
Average balance.............................................    $     6,090,608
Maximum balance for a pool of cross-collateralized and
  cross-defaulted Mortgage Loans............................    $    27,226,194
Weighted average LTV ratio(3)...............................               71.7%
Maximum LTV ratio(3)........................................               80.0%
Minimum LTV ratio(3)........................................               36.3%
Weighted average DCSR(3)....................................               1.33x
Maximum DSCR(3).............................................               2.20x
Minimum DSCR(3).............................................               1.20x
Weighted average LTV at Maturity or Anticipated Repayment
  Date(3)...................................................               60.8%
Range of Mortgage Loan interest rates.......................       6.500%-8.900%
Weighted average Mortgage Loan interest rate................              7.313%
Range of remaining term to Maturity Date or Anticipated
  Repayment Date (months)(2)................................             55-238
Weighted average remaining term to Maturity Date or
  Anticipated Repayment Date (months)(2)....................                113

---------------

(1) Not including Mortgage Loans with Anticipated Repayment Dates.
(2) In the case of 11 Mortgage Loans, the related Anticipated Repayment Date.
(3) For purposes of calculating the underwritten DSCR for Mortgage Loan No. 21 (the "LOC Loan"), the amount available under a certain letter of credit securing such Mortgage Loan was deducted from the applicable principal balance. For purposes of calculating the LTV Ratio for the LOC Loan, the principal balance of the Mortgage Loan was reduced by the amount of such letter of credit.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

  (Graphical representation of certain information in table set forth below)

PROPERTY TYPES

                                                                                         WEIGHTED
                                      AGGREGATE         % OF                              AVERAGE       MIN/MAX  WEIGHTED
                       NUMBER OF        CUT-OFF      INITIAL  WEIGHTED                    CUT-OFF       CUT-OFF   AVERAGE
                       MORTGAGED           DATE         POOL   AVERAGE    MIN/MAX            DATE          DATE  MORTGAGE
PROPERTY TYPE          PROPERTIES    BALANCE(1)   BALANCE(1)      DSCR     DSCR      LTV RATIO(1)  LTV RATIO(1)      RATE
-------------------------------------------------------------------------------------------------------------------------
Retail                        55   $317,589,775        33.4%     1.34x  1.20x/2.15x         72.2%  36.3%/79.9%     7.330%
-------------------------------------------------------------------------------------------------------------------------
  Retail - Anchored           33   $228,099,907        24.0%     1.33x  1.20x/2.15x         73.2%  36.3%/79.9%     7.322%
-------------------------------------------------------------------------------------------------------------------------
  Retail - Unanchored         13   $ 57,514,588         6.1%     1.40x  1.25x/1.48x         68.6%  42.6%/78.7%     7.310%
-------------------------------------------------------------------------------------------------------------------------
  Retail - Shadow
    Anchored(2)                9   $ 31,975,280         3.4%     1.34x  1.24x/1.65x         71.7%  59.0%/79.6%     7.429%
-------------------------------------------------------------------------------------------------------------------------
Multifamily                   45   $270,788,341        28.5%     1.32x  1.20x/2.20x         73.4%  43.5%/80.0%     7.071%
-------------------------------------------------------------------------------------------------------------------------
Office                        26   $185,728,472        19.5%     1.31x  1.21x/1.44x         72.0%  60.0%/76.3%     7.407%
-------------------------------------------------------------------------------------------------------------------------
Industrial                    24   $ 78,223,230         8.2%     1.34x  1.25x/1.79x         70.8%  54.8%/79.4%     7.633%
-------------------------------------------------------------------------------------------------------------------------
Mobile Home Park               7   $ 40,252,000         4.2%     1.27x  1.21x/1.83x         70.6%  43.6%/79.8%     7.176%
-------------------------------------------------------------------------------------------------------------------------
Mixed Use                      8   $ 29,283,570         3.1%     1.28x  1.23x/1.64x         68.3%  39.5%/72.5%     7.512%
-------------------------------------------------------------------------------------------------------------------------
Hospitality                    2   $ 21,269,445         2.2%     1.54x  1.36x/1.74x         53.6%  39.9%/65.6%     8.121%
-------------------------------------------------------------------------------------------------------------------------
Self-Storage                   1   $  7,000,000         0.7%     1.56x  1.56x/1.56x         60.5%  60.5%/60.5%     7.360%
-------------------------------------------------------------------------------------------------------------------------
                             168   $950,134,833       100.0%     1.33X  1.20X/2.20X         71.7%  36.3%/80.0%     7.313%
-------------------------------------------------------------------------------------------------------------------------

(1) For Mortgage Loans secured by multiple properties, the Cut-Off Date Balance is allocated based on an individual property's appraised value as a percentage of the total appraised value of all of the related Mortgaged Properties.

(2) A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

 * For purposes of calculating the underwritten DSCR for Mortgage Loan No. 21 (the "LOC Loan"), the amount available under a certain letter of credit securing such Mortgage Loan was deducted from the applicable principal balance. For purposes of calculating the LTV Ratio for the LOC Loan, the principal balance of the Mortgage Loan was reduced by the amount of such letter of credit.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

  (Graphical representation of certain information in table set forth below)

               OTHER STATES: 43.0% OF CUT-OFF DATE POOL BALANCE.

PROPERTY LOCATION

                                                                                                            WEIGHTED     WEIGHTED
                                 NUMBER OF          AGGREGATE               % OF           WEIGHTED          AVERAGE      AVERAGE
                                 MORTGAGED       CUT-OFF DATE       CUT-OFF DATE            AVERAGE     CUT-OFF DATE     MORTGAGE
STATES(1)                       PROPERTIES            BALANCE       POOL BALANCE               DSCR        LTV RATIO         RATE
---------------------------------------------------------------------------------------------------------------------------------
CA                                     45       $ 287,737,516            30.3%                1.35x            70.6%       7.248%
---------------------------------------------------------------------------------------------------------------------------------
  Southern(2)                          32       $ 188,006,938            19.8%                1.34x            71.5%       7.302%
---------------------------------------------------------------------------------------------------------------------------------
  Northern(2)                          13       $  99,730,578            10.5%                1.37x            68.7%       7.145%
---------------------------------------------------------------------------------------------------------------------------------
FL                                     17       $ 134,111,433            14.1%                1.31x            73.9%       7.255%
---------------------------------------------------------------------------------------------------------------------------------
AZ                                     10       $  63,709,574             6.7%                1.26x            71.7%       7.258%
---------------------------------------------------------------------------------------------------------------------------------
TX                                     21       $  55,922,689             5.9%                1.32x            75.0%       7.190%
---------------------------------------------------------------------------------------------------------------------------------
Other                                  75       $ 408,653,620            43.0%                1.34x            71.3%       7.404%
---------------------------------------------------------------------------------------------------------------------------------
                                      168       $ 950,134,833           100.0%                1.33X            71.7%       7.313%
---------------------------------------------------------------------------------------------------------------------------------

(1) For Mortgage Loans secured by multiple properties, the Cut-Off Date Balance is allocated based on an individual property's appraised value as a percentage of the total appraised value of all of the related Mortgaged Properties.

(2) For purposes of determining whether a Mortgaged Property is located in Northern California or Southern California, Mortgaged Properties located north of San Luis Obispo County, Kern County and San Bernardino County were included in Northern California and Mortgaged Properties located in and south of such counties were included in Southern California.

- THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 33 STATES AND THE DISTRICT OF COLUMBIA.

* For purposes of calculating the underwritten DSCR for Mortgage Loan No. 21 (the "LOC Loan"), the amount available under a certain letter of credit securing such Mortgage Loan was deducted from the applicable principal balance. For purposes of calculating the LTV Ratio for the LOC Loan, the principal balance of the Mortgage Loan was reduced by the amount of such letter of credit.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE OF MORTGAGE LOANS

                                                                                                      WEIGHTED    WEIGHTED
                                     NUMBER OF       AGGREGATE            % OF        WEIGHTED         AVERAGE     AVERAGE
                                      MORTGAGE    CUT-OFF DATE    CUT-OFF DATE         AVERAGE    CUT-OFF DATE    MORTGAGE
RANGE OF CUT-OFF DATE BALANCES           LOANS         BALANCE    POOL BALANCE            DSCR       LTV RATIO        RATE
--------------------------------------------------------------------------------------------------------------------------
$ 2,000,000                                 28    $ 33,603,560          3.5%             1.37x           67.1%      7.621%
--------------------------------------------------------------------------------------------------------------------------
$2,000,001 - $3,000,000                     21    $ 51,587,988          5.4%             1.30x           71.8%      7.425%
--------------------------------------------------------------------------------------------------------------------------
$3,000,001 - $4,000,000                     12    $ 41,763,440          4.4%             1.31x           71.8%      7.417%
--------------------------------------------------------------------------------------------------------------------------
$4,000,001 - $5,000,000                     22    $ 99,698,556         10.5%             1.29x           73.8%      7.150%
--------------------------------------------------------------------------------------------------------------------------
$5,000,001 - $6,000,000                     13    $ 71,736,828          7.6%             1.37x           70.0%      7.231%
--------------------------------------------------------------------------------------------------------------------------
$6,000,001 - $7,000,000                     14    $ 90,678,721          9.5%             1.34x           71.4%      7.245%
--------------------------------------------------------------------------------------------------------------------------
$7,000,001 - $8,000,000                     10    $ 76,894,660          8.1%             1.33x           70.6%      7.305%
--------------------------------------------------------------------------------------------------------------------------
$8,000,001 - $9,000,000                      7    $ 59,822,252          6.3%             1.47x           69.0%      7.128%
--------------------------------------------------------------------------------------------------------------------------
$9,000,001 - $10,000,000                     7    $ 66,500,455          7.0%             1.47x           64.0%      7.347%
--------------------------------------------------------------------------------------------------------------------------
$10,000,001 - $15,000,000                   10    $116,716,998         12.3%             1.27x           74.1%      7.317%
--------------------------------------------------------------------------------------------------------------------------
$15,000,001 - $20,000,000                    7    $117,540,616         12.4%             1.30x           73.5%      7.362%
--------------------------------------------------------------------------------------------------------------------------
$20,000,001 - $25,000,000                    2    $ 42,612,903          4.5%             1.36x           69.1%      7.827%
--------------------------------------------------------------------------------------------------------------------------
$25,000,001 - $30,000,000                    3    $ 80,977,855          8.5%             1.24x           77.2%      7.181%
--------------------------------------------------------------------------------------------------------------------------
                                           156    $950,134,833        100.0%             1.33X           71.7%      7.313%
--------------------------------------------------------------------------------------------------------------------------

- THE AVERAGE CUT-OFF DATE BALANCE IS $6,090,608.

* For purposes of calculating the underwritten DSCR for Mortgage Loan No. 21 (the "LOC Loan"), the amount available under a certain letter of credit securing such Mortgage Loan was deducted from the applicable principal balance. For purposes of calculating the LTV Ratio for the LOC Loan, the principal balance of the Mortgage Loan was reduced by the amount of such letter of credit.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

MORTGAGE RATE

                                                                                                    WEIGHTED    WEIGHTED
                                       NUMBER OF       AGGREGATE            % OF    WEIGHTED         AVERAGE     AVERAGE
                                        MORTGAGE    CUT-OFF DATE    CUT-OFF DATE     AVERAGE    CUT-OFF DATE    MORTGAGE
RANGE OF MORTGAGE RATES                    LOANS         BALANCE    POOL BALANCE        DSCR       LTV RATIO        RATE
------------------------------------------------------------------------------------------------------------------------
6.500% - 6.749%                                9    $ 49,136,080          5.2%         1.37x           69.9%      6.620%
------------------------------------------------------------------------------------------------------------------------
6.750% - 6.999%                               17    $129,225,398         13.6%         1.39x           71.8%      6.896%
------------------------------------------------------------------------------------------------------------------------
7.000% - 7.249%                               28    $206,207,191         21.7%         1.31x           72.8%      7.119%
------------------------------------------------------------------------------------------------------------------------
7.250% - 7.499%                               48    $322,974,501         34.0%         1.30x           73.4%      7.338%
------------------------------------------------------------------------------------------------------------------------
7.500% - 7.749%                               31    $136,502,722         14.4%         1.34x           69.3%      7.598%
------------------------------------------------------------------------------------------------------------------------
7.750% - 7.999%                               13    $ 63,540,458          6.7%         1.31x           69.7%      7.875%
------------------------------------------------------------------------------------------------------------------------
8.000% - 8.249%                                3    $ 25,270,215          2.7%         1.42x           65.1%      8.219%
------------------------------------------------------------------------------------------------------------------------
8.250% - 8.499%                                4    $  4,511,191          0.5%         1.35x           64.4%      8.404%
------------------------------------------------------------------------------------------------------------------------
8.500% - 8.749%                                2    $ 11,774,711          1.2%         1.36x           65.4%      8.671%
------------------------------------------------------------------------------------------------------------------------
8.750% - 8.999%                                1    $    992,365          0.1%         1.32x           66.2%      8.900%
------------------------------------------------------------------------------------------------------------------------
                                             156    $950,134,833        100.0%         1.33X           71.7%      7.313%
------------------------------------------------------------------------------------------------------------------------

- THE WEIGHTED AVERAGE MORTGAGE RATE IS 7.313%.

 * For purposes of calculating the underwritten DSCR for Mortgage Loan No. 21 (the "LOC Loan"), the amount available under a certain letter of credit securing such Mortgage Loan was deducted from the applicable principal balance. For purposes of calculating the LTV Ratio for the LOC Loan, the principal balance of the Mortgage Loan was reduced by the amount of such letter of credit.
The sum of aggregate percentage calculations may not equal 100% due to rounding.
                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO

                                                                                                    WEIGHTED    WEIGHTED
                                       NUMBER OF       AGGREGATE            % OF    WEIGHTED         AVERAGE     AVERAGE
                                        MORTGAGE    CUT-OFF DATE    CUT-OFF DATE     AVERAGE    CUT-OFF DATE    MORTGAGE
RANGE OF DSCRS                             LOANS         BALANCE    POOL BALANCE        DSCR       LTV RATIO        RATE
------------------------------------------------------------------------------------------------------------------------
1.20x - 1.24x                                 33    $202,181,052         21.3%         1.22x           75.6%      7.266%
------------------------------------------------------------------------------------------------------------------------
1.25x - 1.29x                                 48    $269,332,824         28.3%         1.27x           74.3%      7.366%
------------------------------------------------------------------------------------------------------------------------
1.30x - 1.34x                                 28    $200,647,569         21.1%         1.31x           73.3%      7.212%
------------------------------------------------------------------------------------------------------------------------
1.35x - 1.39x                                 15    $ 94,260,715          9.9%         1.36x           70.7%      7.442%
------------------------------------------------------------------------------------------------------------------------
1.40x - 1.44x                                 12    $ 75,991,215          8.0%         1.42x           68.9%      7.544%
------------------------------------------------------------------------------------------------------------------------
1.45x - 1.49x                                  5    $ 34,262,514          3.6%         1.47x           67.9%      7.055%
------------------------------------------------------------------------------------------------------------------------
1.50x - 1.54x                                  2    $ 12,817,041          1.3%         1.51x           60.4%      7.224%
------------------------------------------------------------------------------------------------------------------------
1.55x - 1.59x                                  3    $ 17,138,323          1.8%         1.55x           65.1%      7.508%
------------------------------------------------------------------------------------------------------------------------
1.60x - 1.64x                                  2    $  6,122,468          0.6%         1.63x           50.2%      7.060%
------------------------------------------------------------------------------------------------------------------------
1.65x - 1.69x                                  1    $  6,000,000          0.6%         1.65x           60.6%      7.000%
------------------------------------------------------------------------------------------------------------------------
1.70x - 1.74x                                  1    $  9,981,941          1.1%         1.74x           39.9%      7.500%
------------------------------------------------------------------------------------------------------------------------
1.75x - 1.79x                                  2    $  7,300,602          0.8%         1.78x           45.7%      7.333%
------------------------------------------------------------------------------------------------------------------------
1.80x - 1.84x                                  1    $  2,221,307          0.2%         1.83x           43.6%      6.980%
------------------------------------------------------------------------------------------------------------------------
1.85x - 1.89x                                  1    $  1,993,572          0.2%         1.89x           49.4%      7.020%
------------------------------------------------------------------------------------------------------------------------
2.15x - 2.20x                                  2    $  9,883,690          1.0%         2.19x           42.6%      6.863%
------------------------------------------------------------------------------------------------------------------------
                                             156    $950,134,833        100.0%         1.33X           71.7%      7.313%
------------------------------------------------------------------------------------------------------------------------

 - THE WEIGHTED AVERAGE DEBT SERVICE COVERAGE RATIO IS 1.33X.

 * For purposes of calculating the underwritten DSCR for Mortgage Loan No. 21 (the "LOC Loan"), the amount available under a certain letter of credit securing such Mortgage Loan was deducted from the applicable principal balance. For purposes of calculating the LTV Ratio for the LOC Loan, the principal balance of the Mortgage Loan was reduced by the amount of such letter of credit.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO

                                                                             % OF                    WEIGHTED    WEIGHTED
                                        NUMBER OF       AGGREGATE    CUT-OFF DATE    WEIGHTED         AVERAGE     AVERAGE
                                         MORTGAGE    CUT-OFF DATE            POOL     AVERAGE    CUT-OFF DATE    MORTGAGE
RANGE OF CUT-OFF DATE LTV RATIOS            LOANS         BALANCE         BALANCE        DSCR       LTV RATIO        RATE
-------------------------------------------------------------------------------------------------------------------------
35.01% - 40.00%                              3       $ 11,810,864         1.2%         1.77x         39.5%        7.497%
-------------------------------------------------------------------------------------------------------------------------
40.01% - 50.00%                              6       $ 20,520,421         2.2%         1.96x         44.5%        7.013%
-------------------------------------------------------------------------------------------------------------------------
50.01% - 55.00%                              3       $  9,941,927         1.0%         1.49x         52.3%        7.206%
-------------------------------------------------------------------------------------------------------------------------
55.01% - 60.00%                              5       $ 17,049,584         1.8%         1.47x         59.5%        7.220%
-------------------------------------------------------------------------------------------------------------------------
60.01% - 65.00%                             14       $100,126,665        10.5%         1.43x         63.1%        7.449%
-------------------------------------------------------------------------------------------------------------------------
65.01% - 70.00%                             24       $139,665,979        14.7%         1.30x         68.3%        7.562%
-------------------------------------------------------------------------------------------------------------------------
70.01% - 75.00%                             54       $306,179,253        32.2%         1.31x         73.2%        7.263%
-------------------------------------------------------------------------------------------------------------------------
75.01% - 80.00%                             47       $344,840,140        36.3%         1.27x         78.1%        7.238%
-------------------------------------------------------------------------------------------------------------------------
                                           156       $950,134,833       100.0%         1.33X         71.7%        7.313%
-------------------------------------------------------------------------------------------------------------------------

- THE WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO IS 71.7%.

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO

                                                                                                     WEIGHTED
                                                                             % OF                     AVERAGE    WEIGHTED
                                        NUMBER OF       AGGREGATE    CUT-OFF DATE    WEIGHTED        MATURITY     AVERAGE
RANGE OF MATURITY DATE OR ARD            MORTGAGE    CUT-OFF DATE            POOL     AVERAGE            DATE    MORTGAGE
LOAN-TO-VALUE RATIOS(1)                     LOANS         BALANCE         BALANCE        DSCR       LTV RATIO        RATE
-------------------------------------------------------------------------------------------------------------------------
 0.00% -  5.00%                              8       $ 37,306,077         3.9%         1.38x          2.5%        7.945%
-------------------------------------------------------------------------------------------------------------------------
20.01% - 30.00%                              2       $ 12,203,247         1.3%         1.76x         26.4%        7.405%
-------------------------------------------------------------------------------------------------------------------------
30.01% - 40.00%                              5       $ 12,309,629         1.3%         1.59x         37.1%        7.344%
-------------------------------------------------------------------------------------------------------------------------
40.01% - 50.00%                              7       $ 33,093,362         3.5%         1.70x         45.5%        7.035%
-------------------------------------------------------------------------------------------------------------------------
50.01% - 55.00%                              7       $ 36,342,708         3.8%         1.48x         53.0%        7.182%
-------------------------------------------------------------------------------------------------------------------------
55.01% - 60.00%                             19       $ 96,479,411        10.2%         1.33x         57.0%        7.458%
-------------------------------------------------------------------------------------------------------------------------
60.01% - 65.00%                             48       $295,281,881        31.1%         1.32x         62.9%        7.286%
-------------------------------------------------------------------------------------------------------------------------
65.01% - 70.00%                             44       $317,606,181        33.4%         1.28x         67.6%        7.302%
-------------------------------------------------------------------------------------------------------------------------
70.01% - 75.00%                             13       $ 68,769,281         7.2%         1.26x         70.8%        7.296%
-------------------------------------------------------------------------------------------------------------------------
75.01% - 80.00%                              3       $ 40,743,056         4.3%         1.24x         75.3%        7.015%
-------------------------------------------------------------------------------------------------------------------------
                                           156       $950,134,833       100.0%         1.33X         60.8%        7.313%
-------------------------------------------------------------------------------------------------------------------------

(1) With respect to the ARD Loans, the Maturity Date Loan-to-Value Ratio was calculated as of the related Anticipated Repayment Date.

 - THE WEIGHTED AVERAGE MATURITY DATE OR ARD LTV RATIO IS 60.8%

 * For purposes of calculating the underwritten DSCR for Mortgage Loan No. 21 (the "LOC Loan"), the amount available under a certain letter of credit securing such Mortgage Loan was deducted from the applicable principal balance. For purposes of calculating the LTV Ratio for the LOC Loan, the principal balance of the Mortgage Loan was reduced by the amount of such letter of credit.
The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD

                                                                                                    WEIGHTED    WEIGHTED
                                       NUMBER OF       AGGREGATE            % OF    WEIGHTED         AVERAGE     AVERAGE
RANGE OF ORIGINAL TERMS                 MORTGAGE    CUT-OFF DATE    CUT-OFF DATE     AVERAGE    CUT-OFF DATE    MORTGAGE
TO MATURITY (MONTHS)(1)                    LOANS         BALANCE    POOL BALANCE        DSCR       LTV RATIO        RATE
------------------------------------------------------------------------------------------------------------------------
0 - 60                                         8    $ 89,122,416         9.4%         1.30x            73.0%      7.400%
------------------------------------------------------------------------------------------------------------------------
85 - 108                                       9    $ 54,254,049         5.7%         1.36x            72.0%      7.253%
------------------------------------------------------------------------------------------------------------------------
109 - 120                                    131    $769,452,291        81.0%         1.33x            71.7%      7.277%
------------------------------------------------------------------------------------------------------------------------
169 - 180                                      2    $    987,340         0.1%         1.31x            52.6%      7.558%
------------------------------------------------------------------------------------------------------------------------
229 - 240                                      6    $ 36,318,737         3.8%         1.38x            67.6%      7.956%
------------------------------------------------------------------------------------------------------------------------
                                             156    $950,134,833       100.0%         1.33X            71.7%      7.313%
------------------------------------------------------------------------------------------------------------------------

(1) With respect to the ARD Loans, the original term to maturity was calculated as of the Anticipated Repayment Date.

- THE WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY OR ARD IS 117 MONTHS.

REMAINING TERM TO MATURITY OR ARD

                                                                                                    WEIGHTED    WEIGHTED
                                       NUMBER OF       AGGREGATE            % OF    WEIGHTED         AVERAGE     AVERAGE
RANGE OF REMAINING TERMS                MORTGAGE    CUT-OFF DATE    CUT-OFF DATE     AVERAGE    CUT-OFF DATE    MORTGAGE
TO MATURITY (MONTHS)(1)                    LOANS         BALANCE    POOL BALANCE        DSCR       LTV RATIO        RATE
------------------------------------------------------------------------------------------------------------------------
0 - 60                                         8    $ 89,122,416         9.4%         1.30x            73.0%      7.400%
------------------------------------------------------------------------------------------------------------------------
61 - 84                                        5    $  4,522,460         0.5%         1.38x            55.4%      7.712%
------------------------------------------------------------------------------------------------------------------------
85 - 108                                      17    $106,779,200        11.2%         1.33x            71.1%      7.488%
------------------------------------------------------------------------------------------------------------------------
109 - 120                                    118    $712,404,680        75.0%         1.33x            71.9%      7.241%
------------------------------------------------------------------------------------------------------------------------
121 - 156                                      2    $    987,340         0.1%         1.31x            52.6%      7.558%
------------------------------------------------------------------------------------------------------------------------
193 - 204                                      1    $    700,602         0.1%         1.79x            56.1%      8.400%
------------------------------------------------------------------------------------------------------------------------
205 - 216                                      1    $  2,115,627         0.2%         1.22x            66.7%      8.400%
------------------------------------------------------------------------------------------------------------------------
229 - 240                                      4    $ 33,502,508         3.5%         1.38x            67.9%      7.918%
------------------------------------------------------------------------------------------------------------------------
                                             156    $950,134,833       100.0%         1.33X            71.7%      7.313%
------------------------------------------------------------------------------------------------------------------------

(1) With respect to the ARD Loans, the remaining term to maturity was calculated as of the related Anticipated Repayment Date.

- THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY OR ARD IS 113 MONTHS.

 * For purposes of calculating the underwritten DSCR for Mortgage Loan No. 21 (the "LOC Loan"), the amount available under a certain letter of credit securing such Mortgage Loan was deducted from the applicable principal balance. For purposes of calculating the LTV Ratio for the LOC Loan, the principal balance of the Mortgage Loan was reduced by the amount of such letter of credit.
The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

SEASONING

                                                                                                     WEIGHTED   WEIGHTED
                                            NUMBER OF      AGGREGATE           % OF   WEIGHTED        AVERAGE    AVERAGE
                                             MORTGAGE   CUT-OFF DATE   CUT-OFF DATE    AVERAGE   CUT-OFF DATE   MORTGAGE
SEASONING (MONTHS)                              LOANS        BALANCE   POOL BALANCE       DSCR      LTV RATIO       RATE
------------------------------------------------------------------------------------------------------------------------
0 - 12                                            139   $889,283,652        93.6%       1.33x        71.9%       7.283%
------------------------------------------------------------------------------------------------------------------------
13 - 24                                             4   $ 39,308,534         4.1%       1.28x        71.7%       7.431%
------------------------------------------------------------------------------------------------------------------------
25 - 36                                             6   $ 16,032,847         1.7%       1.36x        65.3%       8.580%
------------------------------------------------------------------------------------------------------------------------
37 - 48                                             7   $  5,509,799         0.6%       1.37x        54.9%       7.685%
------------------------------------------------------------------------------------------------------------------------
                                                  156   $950,134,833       100.0%       1.33X        71.7%       7.313%
------------------------------------------------------------------------------------------------------------------------

 - THE WEIGHTED AVERAGE SEASONING IS 4 MONTHS.

 * For purposes of calculating the underwritten DSCR for Mortgage Loan No. 21 (the "LOC Loan"), the amount available under a certain letter of credit securing such Mortgage Loan was deducted from the applicable principal balance. For purposes of calculating the LTV Ratio for the LOC Loan, the principal balances of the Mortgage Loan was reduced by the amount of such letter of credit.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERMS

                                                                                                     WEIGHTED   WEIGHTED
                                            NUMBER OF      AGGREGATE           % OF   WEIGHTED        AVERAGE    AVERAGE
RANGE OF ORIGINAL AMORTIZATION               MORTGAGE   CUT-OFF DATE   CUT-OFF DATE    AVERAGE   CUT-OFF DATE   MORTGAGE
TERMS (MONTHS)(1)                               LOANS        BALANCE   POOL BALANCE       DSCR      LTV RATIO       RATE
------------------------------------------------------------------------------------------------------------------------
145 - 180                                           4   $  6,190,761        0.7%      1.49x         50.1%       7.226%
------------------------------------------------------------------------------------------------------------------------
193 - 228                                           1   $  1,459,812        0.2%      1.35x         54.8%       7.750%
------------------------------------------------------------------------------------------------------------------------
229 - 264                                           9   $ 47,410,352        5.0%      1.46x         61.4%       7.861%
------------------------------------------------------------------------------------------------------------------------
265 - 300                                          29   $117,368,559       12.4%      1.35x         70.3%       7.409%
------------------------------------------------------------------------------------------------------------------------
301 - 348                                           3   $ 37,157,949        3.9%      1.39x         66.0%       7.837%
------------------------------------------------------------------------------------------------------------------------
349 - 360                                         110   $740,547,399       77.9%      1.32x         73.1%       7.237%
------------------------------------------------------------------------------------------------------------------------
                                                  156   $950,134,833      100.0%      1.33X         71.7%       7.313%
------------------------------------------------------------------------------------------------------------------------

(1) For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the Mortgage Loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

- THE WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM IS 344 MONTHS.

REMAINING STATED AMORTIZATION TERMS

                                                                                % OF                  WEIGHTED   WEIGHTED
                                             NUMBER OF      AGGREGATE   CUT-OFF DATE   WEIGHTED        AVERAGE    AVERAGE
RANGE OF REMAINING STATED                     MORTGAGE   CUT-OFF DATE           POOL    AVERAGE   CUT-OFF DATE   MORTGAGE
AMORTIZATION TERMS (MONTHS)(1)                   LOANS        BALANCE        BALANCE       DSCR      LTV RATIO       RATE
-------------------------------------------------------------------------------------------------------------------------
133 - 144                                            2   $    987,340        0.1%      1.31x         52.6%       7.558%
-------------------------------------------------------------------------------------------------------------------------
145 - 180                                            3   $  6,663,234        0.7%      1.49x         50.8%       7.292%
-------------------------------------------------------------------------------------------------------------------------
193 - 228                                            4   $  3,925,904        0.4%      1.40x         60.8%       8.295%
-------------------------------------------------------------------------------------------------------------------------
229 - 264                                            8   $ 45,924,628        4.8%      1.45x         61.3%       7.818%
-------------------------------------------------------------------------------------------------------------------------
265 - 300                                           26   $114,928,379       12.1%      1.35x         70.5%       7.402%
-------------------------------------------------------------------------------------------------------------------------
301 - 348                                            7   $ 76,114,904        8.0%      1.33x         69.0%       7.624%
-------------------------------------------------------------------------------------------------------------------------
349 - 360                                          106   $701,590,443       73.8%      1.32x         73.1%       7.226%
-------------------------------------------------------------------------------------------------------------------------
                                                   156   $950,134,833      100.0%      1.33X         71.7%       7.313%
-------------------------------------------------------------------------------------------------------------------------

(1) For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the Mortgage Loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

 - THE WEIGHTED AVERAGE REMAINING AMORTIZATION TERM IS 340 MONTHS.

 * For purposes of calculating the underwritten DSCR for Mortgage Loan No. 21 (the "LOC Loan"), the amount available under a certain letter of credit securing such Mortgage Loan was deducted from the applicable principal balance. For purposes of calculating the LTV Ratio for the LOC Loan, the principal balance of the Mortgage Loan was reduced by the amount of such letter of credit.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

PREPAYMENT PROVISIONS SUMMARY

                                                                                                             WEIGHTED    WEIGHTED
                                                NUMBER OF       AGGREGATE            % OF    WEIGHTED         AVERAGE     AVERAGE
                                                 MORTGAGE    CUT-OFF DATE    CUT-OFF DATE     AVERAGE    CUT-OFF DATE    MORTGAGE
PREPAYMENT PROVISIONS                               LOANS         BALANCE    POOL BALANCE        DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance                                    127    $809,765,380        85.2%         1.32x         72.3%        7.288%
---------------------------------------------------------------------------------------------------------------------------------
Lockout/Yield Maintenance                              27    $109,169,453        11.5%         1.32x         71.1%        7.350%
---------------------------------------------------------------------------------------------------------------------------------
Lockout/Prepayment Premium                              1    $  8,700,000         0.9%         2.20x         43.5%        6.800%
---------------------------------------------------------------------------------------------------------------------------------
Yield Maintenance/Defeasance                            1    $ 22,500,000         2.4%         1.44x         64.3%        8.240%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                 156    $950,134,833       100.0%         1.33X         71.7%        7.313%
---------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (1)(2)(3)

PREPAYMENT ANALYSIS
DATE                      MAY-02    MAY-03    MAY-04    MAY-05    MAY-06    MAY-07    MAY-08    MAY-09   MAY-10    MAY-11    MAY-12
-----------------------------------------------------------------------------------------------------------------------------------
% Lockout                 97.63%    97.63%    55.86%    44.17%     8.90%     0.00%     0.00%     0.00%    0.00%     0.00%     0.00%
% Defeasance               0.00%     0.00%    43.43%    54.81%    86.83%    86.25%    86.24%    85.36%   85.72%    82.07%    89.28%
% YM                       2.37%     2.37%     0.71%     1.02%     4.27%    12.68%    12.48%    12.07%   13.08%    10.16%    10.72%
% Prepayment Premium       0.00%     0.00%     0.00%     0.00%     0.00%     1.07%     1.08%     1.10%    1.20%     0.00%     0.00%
-----------------------------------------------------------------------------------------------------------------------------------
% Open                     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.20%     1.48%    0.00%     7.78%     0.00%
-----------------------------------------------------------------------------------------------------------------------------------
% Total                  100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%  100.00%   100.00%   100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Total Beg. Balance      $950.13   $940.59   $930.24   $918.85   $906.58   $808.65   $795.65   $778.00  $704.35   $654.84   $ 24.82
Percentage of Cut-Off
  Date Pool Balance      100.00%    99.00%    97.91%    96.71%    95.42%    85.11%    83.74%    81.88%   74.13%    68.92%     2.61%

(1) Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that each ARD Loan will be repaid in full on its Anticipated Repayment Date).

(2) As of the Cut-Off Date.

(3) Based upon the assumptions set forth in footnote (1) above, after May 2012, the outstanding loan balances represent less than 2.6% of the Cut-Off Date Pool Balance.

 * For purposes of calculating the underwritten DSCR for Mortgage Loan No. 21 (the "LOC Loan"), the amount available under a certain letter of credit securing such Mortgage Loan was deducted from the applicable principal balance. For purposes of calculating the LTV Ratio for the LOC Loan, the principal balance of the Mortgage Loan was reduced by the amount of such letter of credit.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------

The following table and summaries describe the ten largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

               TEN LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                            NUMBER OF
                                             MORTGAGE
                                              LOANS/                        % OF                              LOAN
                                MORTGAGE    NUMBER OF                   CUT-OFF DATE                        BALANCE    WEIGHTED
                                  LOAN      MORTGAGED    CUT-OFF DATE       POOL            PROPERTY          PER      AVERAGE
LOAN NAME                        SELLER     PROPERTIES    BALANCE(1)      BALANCE             TYPE          SF/UNIT      DSCR
---------                       ---------   ----------   ------------   ------------   ------------------   --------   --------
One Enterprise Center.........  Wachovia        1/1      $ 28,477,855       3.0%       Office               $     89    1.30x
Abbey Portfolio I.............  Wachovia        4/4      $ 27,226,194       2.9%       Various(2)           $     83    1.36x
Oak Brook Apartments..........  Wachovia        1/1      $ 27,000,000       2.8%       Multifamily          $ 88,816    1.22x
Mediterranean Village.........  Wachovia        1/1      $ 25,500,000       2.7%       Multifamily          $ 96,591    1.21x
Abbey Portfolio II............  Wachovia        4/4      $ 24,045,739       2.5%       Various(2)           $     80    1.36x
CityPlace II..................  Greenwich       1/1      $ 22,500,000       2.4%       Office               $     77    1.44x
Marketplace at Altamonte......  Greenwich       1/1      $ 20,112,903       2.1%       Retail - Anchored    $     60    1.28x
Broadmoor Towne Center........  Wachovia        1/1      $ 18,973,729       2.0%       Retail - Anchored    $    110    1.29x
215 East 23rd Street..........  Wachovia        1/1      $ 17,973,862       1.9%       Multifamily          $242,890    1.30x
Maine Crossing................  Wachovia        1/1      $ 17,456,038       1.8%       Retail - Anchored    $    117    1.27x
                                              -----      ------------      -----
Total/Wtd. Avg................                16/16      $229,266,321      24.1%                                        1.30x
                                              =====      ============      =====


                                                WEIGHTED
                                  WEIGHTED       AVERAGE     WEIGHTED
                                  AVERAGE       LTV RATIO    AVERAGE
                                CUT-OFF DATE   AT MATURITY   MORTGAGE
LOAN NAME                        LTV RATIO       OR ARD        RATE
---------                       ------------   -----------   --------
One Enterprise Center.........     76.1%          66.9%       7.270%
Abbey Portfolio I.............     73.5%          66.8%       7.250%
Oak Brook Apartments..........     78.3%          75.0%       6.910%
Mediterranean Village.........     77.3%          68.1%       7.370%
Abbey Portfolio II............     72.4%          63.9%       7.250%
CityPlace II..................     64.3%          61.4%       8.240%
Marketplace at Altamonte......     74.5%          66.2%       7.365%
Broadmoor Towne Center........     79.9%          70.2%       7.190%
215 East 23rd Street..........     73.7%          64.3%       6.990%
Maine Crossing................     79.4%          70.0%       7.360%
Total/Wtd. Avg................     74.9%          67.4%       7.316%

---------------

(1) In the case of a concentration of cross-collateralized Mortgage Loans, the aggregate principal balance.

(2) Retail and office.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

ONE ENTERPRISE CENTER

(PHOTO OF THE MORTGAGED PROPERTY)

-----------------------------------------------------------------
  Cut-Off Date Balance................                $28,477,855
  Mortgage Loan Seller................                   Wachovia
  Property Type.......................                     Office
  Property Location...................           Jacksonville, FL
  % of Cut-Off Date Pool Balance......                       3.0%
  Term/Amortization...................                    120/360
  Remaining Term/Amortization.........                    119/359
  Mortgage Rate.......................                      7.27%
  Cut-Off Date LTV....................                      76.1%
  Maturity Date LTV...................                      66.9%
  Underwritten DSCR...................                      1.30x
  Number of Properties................                          1
  Occupancy as of March 31, 2002......                      89.4%
  Number of square feet...............                    318,782
  Loan Balance per square foot........                        $89
-----------------------------------------------------------------

- THE LOAN. The Mortgage Loan (the "One Enterprise Center Loan") is secured by a first mortgage encumbering an office building located in Jacksonville, Florida. The One Enterprise Center Loan represents approximately 3.0% of the Cut-Off Date Pool Balance. The One Enterprise Center Loan was originated on March 27, 2002 and has a principal balance as of the Cut-Off Date of $28,477,855.

   The One Enterprise Center Loan has a remaining term of 119 months and an anticipated repayment date of April 1, 2012. The One Enterprise Center Loan may be prepaid on or after January 1, 2012 and permits defeasance with United States government obligations beginning three years after its first payment date.

- THE BORROWER. The borrower is One Enterprise Center, LTD., a Florida limited partnership. The borrower was converted to a special purpose entity upon the origination of the One Enterprise Center Loan. A non-consolidation opinion was delivered in connection with the origination of the One Enterprise Center Loan. The sponsor is Henry Faison of Faison Capital Development, Inc. ("Faison"). Faison is a development concern in the southeastern, mid-Atlantic and southwestern United States and was the original developer of the Mortgaged Property. Faison has developed over 15 million square feet of commercial real estate space.

- THE PROPERTY. The Mortgaged Property is an approximately 318,782 square foot office building situated on approximately 1.1 acres in Jacksonville, Florida and constructed in 1986. As of March 31, 2002, the occupancy rate for the Mortgaged Property securing the One Enterprise Center Loan was approximately 89.4%. The largest tenant is Wachovia Bank, National Association ("Wachovia") (formerly First Union National Bank) occupying approximately 139,753 square feet, or approximately 43.8% of the net rentable area. The Mortgaged

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

   Property serves as the corporate headquarters for Wachovia in the State of Florida. As of April 9, 2002, Wachovia had a long-term unsecured debt rating of "A1" (Moody's), "A+" (Fitch) and "A" (S&P). The Wachovia lease expires in April 2013. The second largest tenant is Smith, Hulsey & Busey ("Smith Hulsey") occupying approximately 26,898 square feet through three separate leases on multiple spaces, or approximately 8.4% of the net rentable area. Smith Hulsey is a Jacksonville-based law firm specializing in general corporate law, commercial litigation, healthcare, commercial real estate and bankruptcy matters. Each of the Smith Hulsey leases expires in October 2009. The third largest tenant is Craig Insurance Agency ("Craig I/S") occupying approximately 23,890 square feet, or approximately 7.5% of the net rentable area. Craig I/S is a provider of business process outsourcing and professional services for the property and casualty insurance industry, specializing in subrogation matters. The Craig I/S lease expires in February 2008.

   The following table presents information relating to the major tenants at the Mortgaged Property:

                                         % OF
                                         GROSS        NET
                                       POTENTIAL   RENTABLE      % OF NET       DATE OF LEASE
TENANT                                   RENT      AREA (SF)   RENTABLE AREA     EXPIRATION
------                                 ---------   ---------   -------------   ---------------
Wachovia Bank, National Association..    49.1%      139,753        43.8%            April 2013
Smith, Hulsey & Busey................     6.4%       26,898         8.4%          October 2009
Craig Insurance Agency...............    10.8%       23,890         7.5%         February 2008
Tempus Software......................     2.8%       11,341         3.6%              May 2004
CB Richard Ellis.....................     3.5%        9,905         3.1%            April 2006

    The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

                                                                                                         CUMULATIVE
                                                                                           % OF GROSS    % OF GROSS
                                      WA BASE                               CUMULATIVE     POTENTIAL      POTENTIAL
                       # OF LEASES    RENT/SF    TOTAL SF   % OF TOTAL SF     % OF SF         RENT          RENT
YEAR                     ROLLING      ROLLING    ROLLING     ROLLING(1)     ROLLING(1)     ROLLING(1)    ROLLING(1)
----                   -----------   ---------   --------   -------------   -----------   ------------   -----------
2002                        5         $10.47      19,096         6.0%           6.0%           4.5%          4.5%
2003                        2         $10.29       9,410         3.0%           8.9%           2.2%          6.7%
2004                        6         $10.76      26,840         8.4%          17.4%           6.5%         13.3%
2005                        0         $ 0.00           0         0.0%          17.4%           0.0%         13.3%
2006                        7         $16.34      22,336         7.0%          24.4%           8.3%         21.6%
2007                        0         $ 0.00           0         0.0%          24.4%           0.0%         21.6%
2008                        1         $20.00      23,890         7.5%          31.9%          10.8%         32.4%
2009                        4         $10.19      35,824        11.2%          43.1%           8.3%         40.7%
2010                        1(2)      $ 0.00       2,393         0.8%          43.9%           0.0%         40.7%
2011                        0         $ 0.00           0         0.0%          43.9%           0.0%         40.7%
2012                        0         $ 0.00           0         0.0%          43.9%           0.0%         40.7%

---------------

    (1) Calculated based on approximate square footage occupied by each tenant.

    (2) 2,393 square feet of non-revenue generating management office space rolls in 2010.

- ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. In addition, the borrower deposited with mortgagee at the closing of the One Enterprise Center Loan the sum of approximately $474,690, which is to be released at such time as

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

   mortgagee receives evidence satisfactory to mortgagee that certain tenant improvements have been completed and all final lien waivers have been received, and the loan documents require the borrower to deposit with the mortgagee the sum of $225,000 per year for tenant improvements and leasing commissions. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCK BOX ACCOUNT. If the borrower does not provide the mortgagee with notice at least 60 days prior to April 1, 2012 that it intends to refinance the One Enterprise Center Loan, then the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

- MANAGEMENT. Trammell Crow Company ("Trammell Crow") is the property manager for the Mortgaged Property securing the One Enterprise Center Loan. Trammell Crow manages approximately 198 million square feet of office and retail space.

-  UNDERWRITTEN FINANCIALS.

U/W Occupancy %.............................................       90.0%
U/W Revenues................................................  $6,153,919
U/W Total Expenses..........................................  $2,852,657
U/W Net Operating Income (NOI)..............................  $3,301,262
U/W Net Cash Flow (NCF).....................................  $3,036,454
U/W DSCR on NOI.............................................       1.41x
U/W DSCR on NCF.............................................       1.30x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

ABBEY PORTFOLIO I LOANS

(PHOTO OF ONE OF THE MORTGAGED PROPERTIES)

------------------------------------------------------------------
  Cut-Off Date Balance......................           $27,226,194
  Mortgage Loan Seller......................              Wachovia
  Property Type.............................            Various(1)
  Property Location.........................            California
  % of Cut-Off Date Pool Balance............                  2.9%
  WA Term/Amortization......................                94/353
  WA Remaining Term/Amortization............                91/350
  WA Mortgage Rate..........................                 7.25%
  WA Cut-Off Date LTV.......................                 73.5%
  WA Maturity Date LTV......................                 66.8%
  WA Underwritten DSCR......................                 1.36x
  Number of Properties......................                     4
  WA Occupancy as of February 1, 2002.......                 94.2%
  Total Number of square feet...............               329,707
  Loan Balance per square foot..............                   $83
------------------------------------------------------------------

---------------

(1) Retail and Office

- THE LOANS. The four Mortgage Loans (the "Abbey Portfolio I Loans") are collectively secured by first deeds of trust encumbering two office properties and two retail properties located in California. The Abbey Portfolio I Loans represent approximately 2.9% of the Cut-Off Date Pool Balance. The Abbey Portfolio I Loans were originated on January 11, 2002 and have an aggregate principal balance as of the Cut-Off Date of $27,226,194. Each of the Abbey Portfolio I Loans is cross-collateralized and cross-defaulted with each of the other Abbey Portfolio I Loans.

   The Abbey Portfolio I Loans have a remaining term of 91 months and mature on December 1, 2009. The Abbey Portfolio I Loans may be prepaid on or after August 1, 2009 and each Abbey Portfolio I Loan permits defeasance with United States government obligations beginning two years after the Closing Date.

- THE BORROWERS. The borrowers are AP-Upland Freeway Center LLC, AP-Ming LLC, AP-Santa Maria LLC and AP-Braden LLC, each a special purpose entity. A non-consolidation opinion was delivered in connection with the origination of each of the Abbey Portfolio I Loans. The sponsor of the borrowers is The Abbey Company ("Abbey"), a real estate investment company with ownership interests in approximately 3.1 million square feet of office, industrial, service center and retail properties located predominantly in Southern California. The Abbey Portfolio I Loans have the same sponsor as the Abbey Portfolio II Loans but are not cross-collateralized or cross-defaulted with the Abbey Portfolio II Loans. Pursuant to the terms of the related loan documents and upon the satisfaction of certain conditions therein, the Mortgage Loan related to Santa Maria Commerce Center may be assumed individually and thereby released from the cross-collateral and cross-default provisions related to the Abbey Portfolio I Loans.

- THE PROPERTIES. The Mortgaged Properties consist of two retail properties (Santa Maria Commerce Center and Upland Freeway Center) and two office properties (Ming Office Park and Orange Commerce Center). As of February 1, 2002, the weighted average occupancy rate for the Mortgaged Properties securing the Abbey Portfolio I Loans was approximately 94.2%.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

    The following table presents certain information relating to the Mortgaged
    Properties:

                                                           CUT-OFF DATE   NET RENTABLE
PROPERTY NAME                          PROPERTY LOCATION   LOAN BALANCE    AREA (SF)     YEAR BUILT
-------------                          -----------------   ------------   ------------   ----------
Upland Freeway Center................        Upland, CA     $9,375,938      116,029         1986
Ming Office Park.....................   Bakersfield, CA     $7,580,546      117,847         1981
Santa Maria Commerce Center..........   Santa Maria, CA     $7,081,826       65,844         1982
Orange Commerce Center...............        Orange, CA     $3,187,884       29,987         1984

    The following table presents information relating to the lease rollover schedule at Upland Freeway Center:

                                                                                                       CUMULATIVE
                                                                                          % OF GROSS   % OF GROSS
                                      WA BASE                               CUMULATIVE    POTENTIAL    POTENTIAL
                       # OF LEASES    RENT/SF    TOTAL SF   % OF TOTAL SF     % OF SF        RENT         RENT
YEAR                     ROLLING      ROLLING    ROLLING     ROLLING(1)     ROLLING(1)    ROLLING(1)   ROLLING(1)
----                   -----------   ---------   --------   -------------   -----------   ----------   ----------
2002                        5         $11.05      34,357        29.6%           29.6%        26.9%        26.9%
2003                        4         $15.55      10,532         9.1%           38.7%        11.6%        38.5%
2004                        4         $12.64      26,419        22.8%           61.5%        23.6%        62.1%
2005                        1         $15.24       2,025         1.7%           63.2%         2.2%        64.3%
2006                        3         $13.23      10,253         8.8%           72.0%         9.6%        73.9%
2007                        0         $ 0.00           0         0.0%           72.0%         0.0%        73.9%
2008                        0         $ 0.00           0         0.0%           72.0%         0.0%        73.9%
2009                        1         $10.20      13,222        11.4%           83.4%         9.5%        83.4%

---------------

(1) Calculated based on approximate square footage occupied by each tenant.

    The following table presents information relating to the lease rollover schedule at Ming Office Park:

                                                                                                       CUMULATIVE
                                                                                          % OF GROSS   % OF GROSS
                                      WA BASE                               CUMULATIVE    POTENTIAL    POTENTIAL
                       # OF LEASES    RENT/SF    TOTAL SF   % OF TOTAL SF     % OF SF        RENT         RENT
YEAR                     ROLLING      ROLLING    ROLLING     ROLLING(1)     ROLLING(1)    ROLLING(1)   ROLLING(1)
----                   -----------   ---------   --------   -------------   -----------   ----------   ----------
2002                        6         $15.60      13,540        11.5%           11.5%        11.4%        11.4%
2003                       16         $15.83      53,757        45.6%           57.1%        45.8%        57.1%
2004                       12         $16.02      34,556        29.3%           86.4%        29.8%        86.9%
2005                        4         $15.43       6,453         5.5%           91.9%         5.4%        92.3%
2006                        3         $14.53       6,877         5.8%           97.7%         5.4%        97.7%
2007                        0         $ 0.00           0         0.0%           97.7%         0.0%        97.7%
2008                        0         $ 0.00           0         0.0%           97.7%         0.0%        97.7%
2009                        1         $16.20       2,397         2.0%           99.8%         2.1%        99.8%

---------------

(1) Calculated based on approximate square footage occupied by each tenant.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

   The following table presents information relating to the lease rollover schedule at Santa Maria Commerce Center:

                                                                                                       CUMULATIVE
                                                                                          % OF GROSS   % OF GROSS
                                      WA BASE                               CUMULATIVE    POTENTIAL    POTENTIAL
                       # OF LEASES    RENT/SF    TOTAL SF   % OF TOTAL SF     % OF SF        RENT         RENT
YEAR                     ROLLING      ROLLING    ROLLING     ROLLING(1)     ROLLING(1)    ROLLING(1)   ROLLING(1)
----                   -----------   ---------   --------   -------------   -----------   ----------   ----------
2002                        3         $15.50       4,950         7.5%            7.5%         7.7%         7.7%
2003                        6         $14.99      15,799        24.0%           31.5%        23.9%        31.7%
2004                        3         $13.91       7,329        11.1%           42.6%        10.3%        42.0%
2005                        7         $14.62       9,347        14.2%           56.8%        13.8%        55.8%
2006                       10         $15.42      28,419        43.2%          100.0%        44.2%       100.0%
2007                        0         $ 0.00           0         0.0%          100.0%         0.0%       100.0%
2008                        0         $ 0.00           0         0.0%          100.0%         0.0%       100.0%
2009                        0         $ 0.00           0         0.0%          100.0%         0.0%       100.0%

---------------

(1) Calculated based on approximate square footage occupied by each tenant.

    The following table presents information relating to the lease rollover schedule at Orange Commerce Center:

                                                                                                       CUMULATIVE
                                                                                         % OF GROSS    % OF GROSS
                                      BASE                                CUMULATIVE     POTENTIAL      POTENTIAL
                       # OF LEASES   RENT/SF   TOTAL SF   % OF TOTAL SF     % OF SF         RENT          RENT
YEAR                     ROLLING     ROLLING   ROLLING     ROLLING(1)     ROLLING(1)     ROLLING(1)    ROLLING(1)
----                   -----------   -------   --------   -------------   -----------   ------------   -----------
2004                        1        $21.77     29,987          100%           100%          100%          100%

---------------

(1) Calculated based on approximate square footage occupied by each tenant.

- ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. The borrowers deposited with mortgagee at the closing of the loan related to the Orange Commerce Center the sum of $150,000, and the loan documents require the borrower to deposit with the mortgagee the sum of (i) $40,000 per year for Upland Freeway Center, (ii) $64,000 per year for Ming Office Park, (iii) $35,000 per year for Santa Maria Commerce Center and (iv) $50,000 per year for Orange Commerce Center, for tenant improvements and leasing commissions. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCK BOX ACCOUNT. At any time during the term of the Abbey Portfolio I Loans, (i) if the applicable debt service coverage ratio, as computed by the mortgagee, is less than 1.15x or (ii) upon the occurrence of an event of default pursuant to the applicable loan documents, the related borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

- MEZZANINE LOAN. Capri Select Income, LLC, a Delaware limited liability company, is the current holder of a $25,000,000 mezzanine loan of which (i) $600,000 is allocated to the Upland Freeway Center loan and (ii) $169,000 is allocated to the Ming Office Park loan. The mezzanine loan is secured by a pledge of membership interests of the single member of (i) AP-Upland Freeway Center LLC and (ii) AP-Ming LLC. Capri Select Income, LLC possesses certain cure, purchase and other rights as more particularly described in the preliminary prospectus supplement.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

- MANAGEMENT. Abbey is the property manager for the Mortgaged Properties securing the Abbey Portfolio I Loans. The property manager is affiliated with the borrowers.

-  UNDERWRITTEN FINANCIALS.

UPLAND FREEWAY CENTER
  U/W Occupancy %...........................................       83.4%
  U/W Revenues..............................................  $1,434,220
  U/W Total Expenses........................................  $  284,186
  U/W Net Operating Income (NOI)............................  $1,150,034
  U/W Net Cash Flow (NCF)...................................  $1,053,620
  U/W DSCR on NOI...........................................       1.49x
  U/W DSCR on NCF...........................................       1.37x
MING OFFICE PARK
  U/W Occupancy %...........................................       93.0%
  U/W Revenues..............................................  $1,751,855
  U/W Total Expenses........................................  $  757,514
  U/W Net Operating Income (NOI)............................  $  994,341
  U/W Net Cash Flow (NCF)...................................  $  839,812
  U/W DSCR on NOI...........................................       1.60x
  U/W DSCR on NCF...........................................       1.35x
SANTA MARIA COMMERCE CENTER
  U/W Occupancy %...........................................       93.0%
  U/W Revenues..............................................  $1,189,302
  U/W Total Expenses........................................  $  287,339
  U/W Net Operating Income (NOI)............................  $  901,963
  U/W Net Cash Flow (NCF)...................................  $  816,370
  U/W DSCR on NOI...........................................       1.55x
  U/W DSCR on NCF...........................................       1.40x
ORANGE COMMERCE CENTER
  U/W Occupancy %...........................................       95.0%
  U/W Revenues..............................................  $  620,263
  U/W Total Expenses........................................  $  193,265
  U/W Net Operating Income (NOI)............................  $  426,999
  U/W Net Cash Flow (NCF)...................................  $  360,110
  U/W DSCR on NOI...........................................       1.54x
  U/W DSCR on NCF...........................................       1.30x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

OAK BROOK APARTMENTS

(PHOTO OF THE MORTGAGED PROPERTY)

-----------------------------------------------------------------
  Cut-Off Date Balance................                $27,000,000
  Mortgage Loan Seller................                   Wachovia
  Property Type.......................                Multifamily
  Property Location...................         Rancho Cordova, CA
  % of Cut-Off Date Pool Balance......                       2.8%
  Term/Amortization...................                     60/360
  Remaining Term/Amortization.........                     58/360
  Mortgage Rate.......................                      6.91%
  Cut-Off Date LTV....................                      78.3%
  Maturity Date LTV...................                      75.0%
  Underwritten DSCR...................                      1.22x
  Number of Properties................                          1
  Occupancy as of January 25, 2002....                      91.8%
  Number of units.....................                        304
  Loan Balance per unit...............                    $88,816
-----------------------------------------------------------------

- THE LOAN. The Mortgage Loan (the "Oak Brook Apartments Loan") is secured by a first mortgage encumbering a 304-unit multifamily complex located in Rancho Cordova, California. The Oak Brook Apartments Loan represents approximately 2.8% of the Cut-Off Date Pool Balance. The Oak Brook Apartments Loan was originated on February 21, 2002 and has a principal balance as of the Cut-Off Date of $27,000,000. The Oak Brook Apartments Loan provides for interest-only payments for the first 12 months of its term, and thereafter, fixed monthly payments of principal and interest.

   The Oak Brook Apartments Loan has a remaining term of 58 months and matures on March 1, 2007. The Oak Brook Apartments Loan may be prepaid on or after January 1, 2007, and permits defeasance with United States government obligations beginning four years after its first payment date.

- THE BORROWER. The borrower is Oak Brook Apartments, LLC, a special purpose entity. A non-consolidation opinion was delivered in connection with the origination of the Oak Brook Apartments Loan. The sponsor is Alvin J. Wolff, Jr., a principal of the Wolff Companies. The Wolff Companies, founded in 1946, are focused on the development and ownership of Class "A" multifamily properties, with ownership interests in and management of over 3,500 apartment units.

- THE PROPERTY. The Mortgaged Property is a 304-unit garden-style apartment complex consisting of 14 buildings, situated on approximately 15.0 acres and constructed in 2000. The Mortgaged Property is located in Rancho Cordova, California, within the Sacramento, California metropolitan statistical area. With respect to the Mortgaged Property securing the Oak Brook Apartments Loan, the borrower acquired a secured creditor impaired property environmental insurance policy issued by a subsidiary of American International Group, which as of April 25, 2002, had a financial strength rating of "AAA" (S&P). See "RISK FACTORS -- Environmental Laws May Adversely Affect the Value of and Cash Flow from a Mortgaged Property" in the preliminary prospectus supplement. This policy serves to mitigate the risk of any possible soil or groundwater contamination from an adjacent site. As of January 25, 2002, the occupancy rate for the Mortgaged Property securing the Oak Brook Apartments Loan was approximately 91.8%. The Mortgaged Property includes such amenities as a heated swimming pool, a spa, a lighted multi-sport court, a racquetball court and a clubhouse with saunas, a fireside lounge, a business center and a fitness center.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

   The following table presents information relating to the unit configuration of the Mortgaged Property:

                                                             APPROXIMATE
                                             APPROXIMATE     NET RENTABLE     % OF NET       ASKING RENTAL
         UNIT MIX            NO. OF UNITS   UNIT SIZE (SF)    AREA (SF)     RENTABLE AREA        RANGE
         --------            ------------   --------------   ------------   -------------   ---------------
1-BR/1-BA..................      148              756          111,920          37.3%             $895-$960
2-BR/2-BA..................      148            1,198          177,280          59.0%         $1,170-$1,305
3-BR/2-BA..................        8            1,390           11,120           3.7%                $1,525
                                 ---                           -------          ----
Total/Weighted Average.....      304              988          300,320           100%       $1,096/$1.11/SF
                                 ===                           =======          ====

- ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCK BOX ACCOUNT. At any time during the term of the Oak Brook Apartments Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.10x or (ii) upon the occurrence of an event of default under the loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

- PROPERTY MANAGEMENT. Wolff Management Company ("Wolff Management") is the property manager for the Mortgaged Property securing the Oak Brook Apartments Loan. The property manager is affiliated with the sponsor.

-  UNDERWRITTEN FINANCIALS.

U/W Occupancy...............................................       91.6%
U/W Revenues................................................  $3,720,400
U/W Total Expenses..........................................  $1,043,360
U/W Net Operating Income (NOI)..............................  $2,677,040
U/W Net Cash Flow (NCF).....................................  $2,601,040
U/W DSCR on NOI.............................................       1.25x
U/W DSCR on NCF.............................................       1.22x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

MEDITERRANEAN VILLAGE

(PHOTO OF THE MORTGAGED PROPERTY)

-----------------------------------------------------------------
  Cut-Off Date Balance................                $25,500,000
  Mortgage Loan Seller................                   Wachovia
  Property Type.......................                Multifamily
  Property Location...................         Ft. Lauderdale, FL
  % of Cut-Off Date Pool Balance......                       2.7%
  Term/Amortization...................                    120/360
  Remaining Term/Amortization.........                    120/360
  Mortgage Rate.......................                      7.37%
  Cut-Off Date LTV....................                      77.3%
  Maturity Date LTV...................                      68.1%
  Underwritten DSCR...................                      1.21x
  Number of Properties................                          1
  Occupancy as of March 19, 2002......                      95.5%
  Number of units.....................                        264
  Loan Balance per unit...............                    $96,591
-----------------------------------------------------------------

- THE LOAN. The Mortgage Loan (the "Mediterranean Village Loan") is secured by a first mortgage encumbering a 264-unit garden-style multifamily complex located in Ft. Lauderdale, Florida. The Mediterranean Village Loan represents approximately 2.7% of the Cut-Off Date Pool Balance. The Mediterranean Village Loan was originated on April 16, 2002 and has a principal balance as of the Cut-Off Date of $25,500,000.

   The Mediterranean Village Loan has a remaining term of 120 months and matures on May 1, 2012. The Mediterranean Village Loan may be prepaid on or after March 1, 2012, and permits defeasance with United States government obligations beginning four years after its first payment date.

- THE BORROWER. The borrower is Mediterranean Village Limited Partnership, a special purpose entity. A non-consolidation opinion was delivered in connection with the origination of the Mediterranean Village Loan. The sponsors are John Loos, Steven Halmos and Harris Hudson. Mr. Loos has been a real estate developer since the 1970's, and his portfolio is in excess of one million square feet. Mr. Halmos was the co-founder and CEO of SafeCard Services. Mr. Hudson is the vice chairman of the board of directors of Republic Services, Inc. and AutoNation, Inc.

- THE PROPERTY. The Mortgaged Property is a 264-unit garden-style apartment complex consisting of 11 buildings situated on approximately 8.9 acres in Ft. Lauderdale, Florida and constructed in 2000. As of March 19, 2002, the occupancy rate for the Mortgaged Property securing the Mediterranean Village Loan was approximately 95.5%. The Mortgaged Property includes such amenities as a business center, a fitness center, a gazebo, a pool and concierge service.

   The following table presents information relating to the unit configuration of the Mortgaged Property:

                                                             APPROXIMATE
                                             APPROXIMATE     NET RENTABLE     % OF NET       ASKING RENTAL
UNIT MIX                     NO. OF UNITS   UNIT SIZE (SF)    AREA (SF)     RENTABLE AREA        RANGE
--------                     ------------   --------------   ------------   -------------   ---------------
1-BR/1-BA..................      100              854           85,352           33.0%      $     965-1,350
2-BR/2-BA..................      164            1,056          173,108           67.0%      $   1,240-1,415
                                 ---                           -------          -----
Total/Weighted Average.....      264              979          258,460          100.0%      $1,243/$1.27/SF
                                 ===                           =======          =====

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

- ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- PROPERTY MANAGEMENT. Gables Residential Trust ("Gables") is the property manager for the Mortgaged Property securing the Mediterranean Village Loan. Gables is a publicly traded real estate investment trust that manages over 44,000 apartment units in the southeastern United States.

-  UNDERWRITTEN FINANCIALS.

U/W Occupancy %.............................................       93.6%
U/W Revenues................................................  $3,920,315
U/W Total Expenses..........................................  $1,297,712
U/W Net Operating Income (NOI)..............................  $2,622,603
U/W Net Cash Flow (NCF).....................................  $2,556,603
U/W DSCR on NOI.............................................       1.24x
U/W DSCR on NCF.............................................       1.21x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

ABBEY PORTFOLIO II LOANS

(PHOTO OF ONE OF THE MORTGAGED PROPERTIES)

----------------------------------------------------------------
 Cut-Off Date Balance.......................         $24,045,739
 Mortgage Loan Seller.......................            Wachovia
 Property Type..............................          Various(1)
 Property Location..........................          California
 % of Cut-Off Date Pool Balance.............                2.5%
 WA Term/Amortization.......................              94/325
 WA Remaining Term/Amortization.............              91/322
 WA Mortgage Rate...........................               7.25%
 WA Cut-Off Date LTV........................               72.4%
 WA Maturity Date LTV.......................               63.9%
 WA Underwritten DSCR.......................               1.36x
 Number of Properties.......................                   4
 WA Occupancy as of January 1, 2002
   through February 1, 2002.................               94.5%
 Total Number of square feet................             298,830
 Loan Balance per square foot...............                 $80
----------------------------------------------------------------

---------------

(1) Retail and Office

- THE LOANS. The four mortgage loans (the "Abbey Portfolio II Loans") are collectively secured by first deeds of trust encumbering the fee interest on two office properties and a retail property and a first deed of trust encumbering the leasehold interest in an office property located in California. The Abbey Portfolio II Loans represent approximately 2.5% of the Cut-Off Date Pool Balance. The Abbey Portfolio II Loans were originated on January 11, 2002 and have an aggregate principal balance as of the Cut-Off Date of $24,045,739. Each of the Abbey Portfolio II Loans is cross-collateralized and cross-defaulted with each of the other Abbey Portfolio II Loans.

   The Abbey Portfolio II Loans have a remaining term of 91 months and mature on December 1, 2009. The Abbey Portfolio II Loans may be prepaid on or after August 1, 2009 and each Abbey Loan permits defeasance with United States government obligations beginning two years after the Closing Date.

- THE BORROWERS. The borrowers are AP-Donald Douglas LLC, AP-Oxnard LLC, AP-Farrell Ramon LLC, and APR-III LLC, each a special purpose entity. A non-consolidation opinion was delivered in connection with the origination of each of the Abbey Portfolio II Loans. The sponsor of the borrowers is The Abbey Company ("Abbey"), a real estate investment company with ownership interests in approximately 3.1 million square feet of office, industrial, service center and retail properties located predominately in Southern California. The Abbey Portfolio II Loans have the same sponsor as the Abbey Portfolio I Loans but are not cross-collateralized or cross-defaulted with the Abbey Portfolio I Loans. Pursuant to the terms of the related loan documents and upon the satisfaction of certain conditions therein, the Mortgage Loan related to Oxnard Commerce Center may be assumed individually and thereby released from the cross-collateral and cross-default provisions related to the Abbey Portfolio II Loans.

- THE PROPERTIES. The Mortgaged Properties consist of three office properties (4403 Donald Douglas, The Abbey Center and La Mirada Business Center), and one retail property (Oxnard Commerce Center). With respect to the Mortgaged Property securing the La Mirada Business Center loan, the borrower acquired a pollution legal liability policy ("PLL Policy") (which does not run to the benefit of the mortgagee as an additional insured) issued by a subsidiary of American International Group, which as of April 25, 2002, had

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

   a financial strength rating of "AAA" (S&P). The PLL Policy serves to mitigate certain environmental risks associated with an adjacent property. See "RISK FACTORS -- Environmental Laws May Adversely Affect the Value of and Cash Flow from a Mortgaged Property" in the preliminary prospectus supplement. As of January 1, 2002 through February 1, 2002, the weighted average occupancy rate for the Mortgaged Properties securing the Abbey Portfolio II Loans was approximately 94.5%.

   The following table presents certain information relating to the Mortgaged
   Properties:

                                                      CUT-OFF DATE   NET RENTABLE
PROPERTY NAME                      PROPERTY LOCATION  LOAN BALANCE    AREA (SF)     YEAR BUILT
-------------                      -----------------  ------------   ------------   ----------
4403 Donald Douglas..............     Long Beach, CA  $10,061,760     88,284           1986
Oxnard Commerce Center...........         Oxnard, CA  $ 4,987,201     64,381           1990
The Abbey Center.................   Palm Springs, CA  $ 4,837,585     64,155           1982
La Mirada Business Center........      La Mirada, CA  $ 4,159,193     82,010           1975

    The following table presents information relating to the lease rollover schedule at 4403 Donald Douglas:

                                                                                           % OF      CUMULATIVE
                                                                                          GROSS      % OF GROSS
                                      BASE                                CUMULATIVE    POTENTIAL     POTENTIAL
                       # OF LEASES   RENT/SF   TOTAL SF   % OF TOTAL SF     % OF SF        RENT         RENT
YEAR                     ROLLING     ROLLING   ROLLING     ROLLING(1)     ROLLING(1)    ROLLING(1)   ROLLING(1)
----                   -----------   -------   --------   -------------   -----------   ----------   -----------
2004                        1        $21.00     88,284          100%           100%         100%         100%

---------------

(1) Calculated based on approximate square footage occupied by each tenant.

    The following table presents information relating to the lease rollover schedule at Oxnard Commerce Center:

                                                                                             % OF      CUMULATIVE
                                                                                            GROSS      % OF GROSS
                                      WA BASE                               CUMULATIVE    POTENTIAL     POTENTIAL
                       # OF LEASES    RENT/SF    TOTAL SF   % OF TOTAL SF     % OF SF        RENT         RENT
YEAR                     ROLLING      ROLLING    ROLLING     ROLLING(1)     ROLLING(1)    ROLLING(1)   ROLLING(1)
----                   -----------   ---------   --------   -------------   -----------   ----------   -----------
2002                        4         $16.20       8,187        12.7%          12.7%         15.0%        15.0%
2003                        1         $17.40       1,418         2.2%          14.9%          2.8%        17.8%
2004                        5         $10.93      18,978        29.5%          44.4%         23.5%        41.3%
2005                        4         $16.17       8,276        12.9%          57.3%         15.2%        56.5%
2006                        3         $14.12       7,742        12.0%          69.3%         12.4%        68.9%
2007                        2         $11.30       5,770         9.0%          78.2%          7.4%        76.3%
2008                        0         $ 0.00           0         0.0%          78.2%          0.0%        76.3%
2009                        0         $ 0.00           0         0.0%          78.2%          0.0%        76.3%

---------------

(1) Calculated based on approximate square footage occupied by each tenant.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

   The following table presents information relating to the lease rollover schedule at The Abbey Center:

                                                                                             % OF      CUMULATIVE
                                                                                            GROSS      % OF GROSS
                                      WA BASE                               CUMULATIVE    POTENTIAL     POTENTIAL
                       # OF LEASES    RENT/SF    TOTAL SF   % OF TOTAL SF     % OF SF        RENT         RENT
YEAR                     ROLLING      ROLLING    ROLLING     ROLLING(1)     ROLLING(1)    ROLLING(1)   ROLLING(1)
----                   -----------   ---------   --------   -------------   -----------   ----------   -----------
2002                       14         $18.12      12,074        18.8%          18.8%         19.4%        19.4%
2003                        6         $16.88       7,055        11.0%          29.8%         10.5%        29.9%
2004                        6         $17.38       9,265        14.4%          44.3%         14.3%        44.2%
2005                        5         $19.07       8,507        13.3%          57.5%         14.4%        58.5%
2006                        9         $16.96      19,782        30.8%          88.4%         29.7%        88.2%
2007                        0         $ 0.00           0         0.0%          88.4%          0.0%        88.2%
2008                        0         $ 0.00           0         0.0%          88.4%          0.0%        88.2%
2009                        0         $ 0.00           0         0.0%          88.4%          0.0%        88.2%

---------------

(1) Calculated based on approximate square footage occupied by each tenant.

   The following table presents information relating to the lease rollover schedule at La Mirada Business Center:

                                                                                             % OF      CUMULATIVE
                                                                                            GROSS      % OF GROSS
                                      WA BASE                               CUMULATIVE    POTENTIAL     POTENTIAL
                       # OF LEASES    RENT/SF    TOTAL SF   % OF TOTAL SF     % OF SF        RENT         RENT
YEAR                     ROLLING      ROLLING    ROLLING     ROLLING(1)     ROLLING(1)    ROLLING(1)   ROLLING(1)
----                   -----------   ---------   --------   -------------   -----------   ----------   -----------
2002                       13         $ 9.29      19,758        24.1%          24.1%         22.0%        22.0%
2003                       17         $ 9.36      18,851        23.0%          47.1%         21.2%        43.1%
2004(2)                    16         $ 8.78      24,734        30.2%          77.2%         26.0%        69.2%
2005                        3         $ 8.42       8,937        10.9%          88.1%          9.0%        78.2%
2006                        2         $10.02       1,909         2.3%          90.5%          2.3%        80.5%
2007                        0         $ 0.00           0         0.0%          90.5%          0.0%        80.5%
2008(3)                     0         $ 0.00           0         0.0%          90.5%          0.0%        80.5%
2009                        0         $ 0.00           0         0.0%          90.5%          0.0%        80.5%

---------------

(1) Calculated based on approximate square footage occupied by each tenant.

(2) Other income, which accounts for 4.6% of the rental income, is not included in the leases rolling in 2004.

(3) Other income, which accounts for 5.7% of the rental income, is not included in the leases rolling in 2008.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

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WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

- ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. The borrowers deposited with mortgagee at the closing of the loan related to 4403 Donald Douglas the sum of $300,000, and the applicable loan documents require the borrowers to deposit with the mortgagee the sum of (i) $100,000 per year for 4403 Donald Douglas, (ii) $35,000 per year for Oxnard Commerce Center, (iii) $30,000 per year for The Abbey Center and (iv) $30,000 per year for La Mirada Business Center, for tenant improvements and leasing commissions. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCK BOX ACCOUNT. At any time during the term of the Abbey Portfolio II Loans, (i) if the applicable debt service coverage ratio, as computed by the mortgagee, is less than 1.15x or (ii) upon the occurrence of an event of default pursuant to the applicable loan documents, the related borrower must notify its tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

- MEZANNINE LOAN. Capri Select Income, LLC, a Delaware limited liability company, is the current holder of a $25,000,000 mezzanine loan of which (i) $998,250 is allocated to the 4403 Donald Douglas loan, (ii) $318,000 is allocated to the Oxnard Commerce Center loan and (iii) $697,000 is allocated to the La Mirada Business Center loan. The mezzanine loan is secured by a pledge of membership interests of the single member of (i) AP-Donald Douglas LLC, (ii) AP-Oxnard LLC and (iii) APR-III LLC. Capri Select Income, LLC possesses certain cure, purchase and other rights as more particularly described in the preliminary prospectus supplement.

- MANAGEMENT. Abbey is the property manager for the Mortgaged Properties securing the Abbey Portfolio II Loans. The property manager is affiliated with the borrowers.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

-  UNDERWRITTEN FINANCIALS.

4403 DONALD DOUGLAS
  U/W Occupancy %...........................................       94.0%
  U/W Revenues..............................................  $1,769,671
  U/W Total Expenses........................................  $  476,624
  U/W Net Operating Income (NOI)............................  $1,293,047
  U/W Net Cash Flow (NCF)...................................  $1,159,997
  U/W DSCR on NOI...........................................       1.48x
  U/W DSCR on NCF...........................................       1.32x
OXNARD COMMERCE CENTER
  U/W Occupancy %...........................................       85.5%
  U/W Revenues..............................................  $  916,618
  U/W Total Expenses........................................  $  229,086
  U/W Net Operating Income (NOI)............................  $  687,532
  U/W Net Cash Flow (NCF)...................................  $  606,724
  U/W DSCR on NOI...........................................       1.68x
  U/W DSCR on NCF...........................................       1.48x
THE ABBEY CENTER
  U/W Occupancy %...........................................       89.6%
  U/W Revenues..............................................  $1,025,098
  U/W Total Expenses........................................  $  444,605
  U/W Net Operating Income (NOI)............................  $  580,493
  U/W Net Cash Flow (NCF)...................................  $  502,539
  U/W DSCR on NOI...........................................       1.46x
  U/W DSCR on NCF...........................................       1.27x
LA MIRADA BUSINESS CENTER
  U/W Occupancy %...........................................       90.0%
  U/W Revenues..............................................  $  757,633
  U/W Total Expenses........................................  $  173,493
  U/W Net Operating Income (NOI)............................  $  584,139
  U/W Net Cash Flow (NCF)...................................  $  508,560
  U/W DSCR on NOI...........................................       1.61x
  U/W DSCR on NCF...........................................       1.40x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

CITYPLACE II

(PHOTO OF THE MORTGAGED PROPERTY)

-----------------------------------------------------------------
  Cut-Off Date Balance................                $22,500,000
  Mortgage Loan Seller................                  Greenwich
  Property Type.......................                     Office
  Property Location...................               Hartford, CT
  % of Cut-Off Date Pool Balance......                       2.4%
  Term/Amortization...................                     55/331
  Remaining Term/Amortization.........                     55/331
  Mortgage Rate.......................                      8.24%
  Cut-Off Date LTV....................                      64.3%
  Maturity Date LTV...................                      61.4%
  Underwritten DSCR...................                      1.44x
  Number of Properties................                          1
  Occupancy as of December 31, 2001...                      86.0%
  Number of square feet...............                    292,039
  Loan Balance per square foot........                        $77
-----------------------------------------------------------------

- THE LOAN. The Mortgage Loan (the "CityPlace II Loan") is secured by a first leasehold mortgage encumbering an office building located in Hartford, Connecticut. The CityPlace II Loan has a principal balance as of the Cut-Off Date of $22,500,000 which represents approximately 2.4% of the Cut-Off Date Pool Balance. The CityPlace II Loan, which is evidenced by a senior note dated May 1, 2002, is the senior portion of a whole loan with an original principal balance of $26,800,000 that was originated on November 9, 1999. The companion loan related to the CityPlace II Loan is evidenced by a separate note dated May 1, 2002 (the "CityPlace II B Note") and has a principal balance as of the Cut-Off Date of $3,834,159. The CityPlace II B Note will not be an asset of the Trust Fund. The CityPlace II Loan and the CityPlace II B Note (together, the "CityPlace II Loan Pair") will be governed by a co-lender agreement, as described in the preliminary prospectus supplement under "DESCRIPTION OF THE MORTGAGE POOL -- AB Mortgage Loans" and the CityPlace II Loan Pair will be serviced pursuant to the Pooling and Servicing Agreement. Under the Pooling and Servicing Agreement, the holder of the CityPlace II B Note will have certain rights with respect to the CityPlace II Loan Pair as described in the preliminary prospectus supplement under "SERVICING OF THE MORTGAGE LOANS -- The Controlling Class Representative." The ground lease has an initial 50-year term that will expire on November 30, 2033. All ground rent has been prepaid through the initial maturity date of the ground lease.

   The CityPlace II Loan has a remaining term of 55 months and matures on December 1, 2006. The borrower is permitted to prepay the current unpaid principal balance (the "Current Balance") of the CityPlace II Loan Pair, in whole (but not in part), at any time until the date that is two years after the Closing Date, by paying (i) interest accrued and unpaid on the Current Balance to and including the first day of the

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

   calendar month immediately following the date of prepayment (unless prepayment is tendered on the first day of any calendar month, in which case to and including the date of prepayment) (such period, the "Interest Period"), (ii) all other sums due under the terms of the CityPlace II Loan Pair and (iii) yield maintenance charge, which is an amount equal to (A) the excess, if any, of the amount of monthly interest which would otherwise be payable on the Current Balance from the end of the Interest Period to and including the maturity date over (B) the amount of monthly interest the mortgagee would earn if the Current Balance being prepaid were reinvested from the end of the Interest Period to the maturity date at the current annualized yield on United States Treasuries (such difference, if any, will be discounted to the present value at the then applicable treasury rate). Beginning on the date that is two years after the Closing Date, only defeasance with United States government obligations is permitted and the borrower may not otherwise prepay the loan until three months prior to the related maturity date.

- THE BORROWER. The borrower is Northland City Place II, LLC, a special purpose entity. A non-consolidation opinion was delivered in connection with the origination of the CityPlace II Loan. The sponsors are Lawrence Gottesdiener and Robert Gatof, owners of Northland Investment Corporation ("Northland"). Northland currently owns over 14,000 multifamily units and 3.5 million square feet of commercial space in nine states, including 1 million square feet of commercial space in Hartford, Connecticut.

- THE PROPERTY. The Mortgaged Property is an approximately 292,039 square foot office building situated on approximately 0.5 acres in Hartford, Connecticut and constructed in 1989. As of December 31, 2001, the occupancy rate for the Mortgaged Property securing the CityPlace II Loan was approximately 86.0%. The largest tenant is Conning & Co ("Conning") occupying approximately 59,276 square feet, or approximately 20.3% of the net rentable area. Conning is one of the nation's largest asset managers, providing investment advising, investment accounting/reporting and asset management services to insurance company clients. Conning's core operations are in Hartford, Connecticut. The Conning lease expires in March 2005. The second largest tenant is Webster Bank ("Webster") occupying approximately 41,147 square feet through 5 separate leases on multiple spaces, or approximately 14.1% of the net rentable area. Webster provides business and consumer banking, mortgage lending, trust and investment and insurance services. The Webster lease, expiring in February 2006, represents 1.0% of the net rentable area, and the remaining leases, expiring in December 2008, represent 13.1% of the net rentable area. As of April 30, 2002, Webster Financial Corporation, the parent of Webster, had a long-term unsecured debt rating of "BBB-" (S&P) and "BBB" (Fitch). The third largest tenant is Merrill Lynch ("Merrill Lynch") occupying approximately 32,966 square feet, or approximately 11.3% of the net rentable area. Merrill Lynch is one of the world's leading financial management and advisory companies, with offices in 38 countries and total client assets of approximately $1.5 trillion, and as an investment bank, is a leading global underwriter of debt and equity securities. The Merrill Lynch lease expires in July 2011. As of April 30, 2002, Merrill Lynch had a long-term unsecured debt rating of "AA-"(S&P), "Aa3" (Moody's) and "AA" (Fitch).

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

   The following table presents information relating to major tenants at the Mortgaged Property:

                                                         NET
                                        % OF ACTUAL   RENTABLE      % OF NET      DATE OF LEASE
TENANT                                     RENT       AREA (SF)   RENTABLE AREA    EXPIRATION
------                                  -----------   ---------   -------------   -------------
Conning & Co. ........................     28.4%       59,276         20.3%          March 2005
Webster Bank..........................     19.6%       41,147         14.1%            February
                                                                                          2006/
                                                                                  December 2008
Merrill Lynch.........................     17.0%       32,966         11.3%           July 2011
Brown Raysman.........................      4.3%       16,483          5.6%        October 2006
Prudential Securities, Inc. ..........      2.9%       14,524          5.0%         August 2002

   The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

                                                                                                        CUMULATIVE
                                      WA BASE                               CUMULATIVE    % OF ACTUAL   % OF ACTUAL
                       # OF LEASES    RENT/SF    TOTAL SF   % OF TOTAL SF     % OF SF        RENT          RENT
YEAR                     ROLLING      ROLLING    ROLLING     ROLLING(1)     ROLLING(1)    ROLLING(1)    ROLLING(1)
----                   -----------   ---------   --------   -------------   -----------   -----------   -----------
2002                        4         $10.03      15,748          5.4%           5.4%         3.3%          3.3%
2003                        2         $11.70      17,473          6.0%          11.4%         4.3%          7.6%
2004                        2         $ 8.25      14,098          4.8%          16.2%         2.4%         10.0%
2005                        3         $22.92      59,276         20.3%          36.5%        28.4%         38.5%
2006                       10         $13.98      39,890         13.7%          50.2%        11.7%         50.1%

---------------

    (1) Calculated based on approximate square footage occupied by each tenant.

- ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. In addition, the borrower deposited with the mortgagee at the closing of the CityPlace II Loan the sum of $600,000, and the loan documents require the borrower to deposit with the mortgagee an additional $450,000 for tenant improvements and leasing commissions. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account.

- MANAGEMENT. Northland is the property manager for the Mortgaged Property securing the CityPlace II Loan. The property manager is affiliated with the sponsors.

-  UNDERWRITTEN FINANCIALS.

U/W Occupancy %.............................................       86.0%
U/W Revenues................................................  $6,814,405
U/W Total Expenses..........................................  $3,553,482
U/W Net Operating Income (NOI)..............................  $3,260,923
U/W Net Cash Flow (NCF).....................................  $2,966,904
U/W DSCR on NOI.............................................       1.58x
U/W DSCR on NCF.............................................       1.44x

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

MARKETPLACE AT ALTAMONTE

(PHOTO OF THE MORTGAGED PROPERTY)

-----------------------------------------------------------------
  Cut-Off Date Balance................                $20,112,903
  Mortgage Loan Seller................                  Greenwich
  Property Type.......................            Retail-Anchored
  Property Location...................      Altamonte Springs, FL
  % of Cut-Off Date Pool Balance......                       2.1%
  Term/Amortization...................                    120/360
  Remaining Term/Amortization.........                    107/347
  Mortgage Rate.......................                      7.37%
  Cut-Off Date LTV....................                      74.5%
  Maturity Date LTV...................                      66.2%
  Underwritten DSCR...................                      1.28x
  Number of Properties................                          1
  Occupancy as of February 8, 2002....                     100.0%
  Number of square feet...............                    335,523
  Loan Balance per square foot........                        $60
-----------------------------------------------------------------

- THE LOAN. The Mortgage Loan (the "Marketplace at Altamonte Loan") is secured by a first mortgage encumbering an anchored retail center located in Altamonte Springs, Florida. The Marketplace at Altamonte Loan represents approximately 2.1% of the Cut-Off Date Pool Balance. The Marketplace at Altamonte Loan was originated on March 16, 2001 and has a principal balance as of the Cut-Off Date of $20,112,903.

   The Marketplace at Altamonte Loan has a remaining term of 107 months and matures on April 1, 2011. The Marketplace at Altamonte Loan may be prepaid on or after May 1, 2006 with a yield maintenance charge and may be prepaid on or after January 1, 2011 without payment of a yield maintenance premium.

- THE BORROWER. The borrower is Altamonte Springs, L.L.C., a special purpose entity. A non-consolidation opinion was delivered in connection with the origination of the Marketplace at Altamonte Loan. The sponsors of the borrower are Hersch Klaff and the Lubert-Adler Funds. Mr. Klaff, of Klaff Realty, LP ("Klaff"), has been engaged in the acquisition, development, financing, leasing and management of commercial real estate since 1981. Klaff's current portfolio of properties, located throughout the United States, consists of approximately 850,000 square feet of office space, over 9 million square feet of retail space and a self-park/retail facility with over 1,100 spaces. The Lubert-Adler Funds are real estate opportunity funds in the business of acquiring, operating, redeveloping and repositioning real estate throughout the United States.

- THE PROPERTY. The Mortgaged Property is an approximately 335,523 square foot anchored retail center situated on approximately 25.0 acres and constructed in 1974. The Mortgaged Property is located in Altamonte Springs, Florida within the Orlando, Florida metropolitan statistical area. As of February 8, 2002, the occupancy rate for the Mortgaged Property securing the Marketplace at Altamonte Loan was approximately 100%. The largest tenant is Burlington Coat Factory ("Burlington") occupying approximately 100,749 square feet, or approximately 30.0% of the net rentable area. Burlington operates a chain of off-price apparel stores, which offer a broad range of current brand name merchandise for men, women and children at prices below traditional retail prices. The Burlington lease expires in July 2009. The second largest tenant is Gold's Gym ("Gold's"), occupying approximately 40,160 square feet, or approximately 12.0% of the net rentable area. Gold's is the largest chain of health and fitness centers in the

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

   world with over 550 facilities in more than 26 countries. The Gold's lease expires in August 2015. The third largest tenant is Linens 'N Things, Inc. ("Linens 'N Things") occupying approximately 39,193 square feet, or approximately 11.7% of the net rentable area. Linens 'N Things is a national retailer of home textiles, housewares and home accessories. The Linens 'N Things lease expires in January 31, 2012.

   The following table presents information relating to the major tenants at the Mortgaged Property:

                                                       NET
                                      % OF ACTUAL   RENTABLE      % OF NET       DATE OF LEASE
TENANT                                   RENT       AREA (SF)   RENTABLE AREA     EXPIRATION
------                                -----------   ---------   -------------   ---------------
Burlington Coat Factory.............     17.9%       100,749        30.0%             July 2009
Gold's Gym..........................      7.1%        40,160        12.0%           August 2015
Linens 'N Things, Inc. .............     13.3%        39,193        11.7%          January 2012
Ross Dress For Less.................     12.7%        31,379         9.4%          January 2012
TJ Maxx.............................      5.3%        27,440         8.2%          January 2005
Comp USA............................     10.9%        26,750         8.0%         November 2010
Just for Feet of Texas..............     18.2%        22,043         6.6%         November 2009

   The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

                                                                                                        CUMULATIVE
                                      WA BASE                               CUMULATIVE    % OF ACTUAL   % OF ACTUAL
                       # OF LEASES    RENT/SF    TOTAL SF   % OF TOTAL SF     % OF SF        RENT          RENT
YEAR                     ROLLING      ROLLING    ROLLING     ROLLING(1)     ROLLING(1)    ROLLING(1)    ROLLING(1)
----                   -----------   ---------   --------   -------------   -----------   -----------   -----------
2002                        0         $ 0.00           0         0.0%           0.0%          0.0%          0.0%
2003                        0         $ 0.00           0         0.0%           0.0%          0.0%          0.0%
2004                        1         $ 6.10      12,000         3.6%           3.6%          2.5%          2.5%
2005                        2         $ 6.86      33,297         9.9%          13.5%          7.7%         10.2%
2006                        0         $ 0.00           0         0.0%          13.5%          0.0%         10.2%
2007                        2         $ 9.63      29,952         8.9%          22.4%          9.8%         20.0%
2008                        0         $ 0.00           0         0.0%          22.4%          0.0%         20.0%
2009                        2         $ 8.68     122,792        36.6%          59.0%         36.0%         56.0%
2010                        1         $12.05      26,750         8.0%          67.0%         10.9%         66.9%
2011                        0         $ 0.00           0         0.0%          67.0%          0.0%         66.9%

---------------

(1) Calculated based on approximate square footage occupied by each tenant.

- ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. In addition, the borrower deposited with the mortgagee at the closing of the Marketplace at Altamonte Loan, the sum of $300,000, and the loan documents require the borrower to deposit with the mortgagee an additional $1,072,032 (in monthly payments commencing in May 2003) for tenant improvements and leasing commissions. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

- MANAGEMENT. Klaff is the property manager for the Mortgaged Property securing the Marketplace at Altamonte Loan. The property manager is an affiliate of the sponsor.

-  UNDERWRITTEN FINANCIALS.

U/W Occupancy %.............................................       92.0%
U/W Revenues................................................  $3,279,715
U/W Total Expenses..........................................  $  910,238
U/W Net Operating Income (NOI)..............................  $2,369,477
U/W Net Cash Flow (NCF).....................................  $2,152,391
U/W DSCR on NOI.............................................       1.41x
U/W DSCR on NCF.............................................       1.28x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

BROADMOOR TOWNE CENTER

(PHOTO OF THE MORTGAGED PROPERTY)

-----------------------------------------------------------------
 Cut-Off Date Balance.................                $18,973,729
 Mortgage Loan Seller.................                   Wachovia
 Property Type........................          Retail - Anchored
 Property Location....................       Colorado Springs, CO
 % of Cut-Off Date Pool Balance.......                       2.0%
 Term/Amortization....................                    120/360
 Remaining Term/Amortization..........                    118/358
 Mortgage Rate........................                      7.19%
 Cut-Off Date LTV.....................                      79.9%
 Maturity Date LTV....................                      70.2%
 Underwritten DSCR....................                      1.29x
 Number of Properties.................                          1
 Occupancy as of January 11, 2002.....                      97.6%
 Number of square feet................                    172,965
 Loan Balance per square foot.........                       $110
-----------------------------------------------------------------

- THE LOAN. The Mortgage Loan (the "Broadmoor Towne Center Loan") is secured by a first deed of trust encumbering an anchored retail center located in Colorado Springs, Colorado. The Broadmoor Towne Center Loan represents approximately 2.0% of the Cut-Off Date Pool Balance. The Broadmoor Town Center Loan was originated on February 25, 2002 and has a principal balance as of the Cut-Off Date of $18,973,729.

   The Broadmoor Towne Center Loan has a remaining term of 118 months and matures on March 1, 2012. The Broadmoor Towne Center Loan may be prepaid on or after January 1, 2012, and permits defeasance with United States government obligations beginning four years after its first payment date.

- THE BORROWER. The borrower is Univest-Broadmoor, LLC, a special purpose entity. A non-consolidation opinion was delivered in connection with the origination of the Broadmoor Towne Center Loan. The sponsor of the borrower is Thomas J. Lowe. Mr. Lowe is the founding principal of Univest Development Group, a real estate development and investment firm, which has developed approximately 9 million square feet of office, industrial and retail space.

- THE PROPERTY. The Mortgaged Property is an approximately 172,965 square foot anchored retail center situated on approximately 38.4 acres and constructed in 2001. The Mortgaged Property is located in Colorado Springs, Colorado. As of January 11, 2002, the occupancy rate for the Mortgaged Property securing the Broadmoor Towne Center Loan was approximately 97.6%. The largest tenant is Bed Bath and Beyond, Inc. ("Bed Bath and Beyond") occupying approximately 30,529 square feet, or approximately 17.7% of the net rentable area. Bed Bath and Beyond operates superstores selling a variety of domestic merchandise and home furnishings. The Bed Bath and Beyond lease expires in January 2011. As of April 8, 2002, Bed Bath and Beyond had a long-term unsecured debt rating of "BBB-" (S&P). The second largest tenant is Ross Dress For Less ("Ross Dress For Less"), occupying approximately 30,187 square feet, or approximately 17.5% of the net rentable area. Ross Dress For Less is a nationally known retailer of women's apparel. The Ross Dress For Less lease expires in January 2011. The third largest tenant is Borders Books ("Borders Books"), occupying approximately 25,000 square feet, or approximately 14.5% of the net rentable area. Borders Books is an operator of book and music superstores. The Borders Books lease expires in January 2022.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

   The following table presents information relating to the major tenants at the Mortgaged Property:

                                   % OF GROSS      NET
                                   POTENTIAL    RENTABLE      % OF NET      DATE OF LEASE
TENANT                                RENT      AREA (SF)   RENTABLE AREA     EXPIRATION
------                             ----------   ---------   -------------   --------------
Bed Bath and Beyond..............     13.9%      30,529         17.7%         January 2011
Ross Dress For Less..............     13.1%      30,187         17.5%         January 2011
Borders Books....................     17.3%      25,000         14.5%         January 2022
Michaels.........................     11.8%      24,228         14.0%         January 2011
Petsmart.........................     10.4%      19,235         11.1%            July 2015

   The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

                                                                                                       CUMULATIVE
                                                                                          % OF GROSS   % OF GROSS
                                      WA BASE                               CUMULATIVE    POTENTIAL    POTENTIAL
                       # OF LEASES    RENT/SF    TOTAL SF   % OF TOTAL SF     % OF SF        RENT         RENT
YEAR                     ROLLING      ROLLING    ROLLING     ROLLING(1)     ROLLING(1)    ROLLING(1)   ROLLING(1)
----                   -----------   ---------   --------   -------------   -----------   ----------   ----------
2002                        0         $ 0.00           0         0.0%           0.0%          0.0%         0.0%
2003                        0         $ 0.00           0         0.0%           0.0%          0.0%         0.0%
2004                        0         $ 0.00           0         0.0%           0.0%          0.0%         0.0%
2005                        2         $21.50       2,400         1.4%           1.4%          2.2%         2.2%
2006                        6         $16.56      23,795        13.8%          15.1%         17.0%        19.3%
2007                        0         $ 0.00           0         0.0%          15.1%          0.0%        19.3%
2008                        0         $ 0.00           0         0.0%          15.1%          0.0%        19.3%
2009                        0         $ 0.00           0         0.0%          15.1%          0.0%        19.3%
2010                        0         $ 0.00           0         0.0%          15.1%          0.0%        19.3%
2011                        5         $11.44      91,101        52.7%          67.8%         45.1%        64.4%
2012                        0         $ 0.00           0         0.0%          67.8%          0.0%        64.4%

---------------

(1) Calculated based on approximate square footage occupied by each tenant.

- ESCROWS. The loan documents provide for replacement reserves. The borrower deposited with mortgagee at closing of the Broadmoor Towne Center Loan the sum of $108,727, which represents the equivalent of six months of real estate taxes and insurance premiums and, the loan documents require the borrower, beginning six years after the closing of the Broadmoor Towne Center Loan, to deposit with mortgagee a sum of $60,000 per year, not to exceed $300,000 in the aggregate, for tenant improvements and leasing commissions. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCK BOX ACCOUNT. At any time during the term of the Broadmoor Towne Center Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.15x or (ii) upon the occurrence of an event of default under the loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

- MANAGEMENT. Univest Management Group ("Univest Management") is the property manager for the Mortgaged Property securing the Broadmoor Towne Center Loan. Univest Management currently manages over 1.5 million square feet of commercial space. The property manager is affiliated with the sponsor.

-  UNDERWRITTEN FINANCIALS.

U/W Occupancy %.............................................       93.9%
U/W Revenues................................................  $2,657,750
U/W Total Expenses..........................................  $  547,042
U/W Net Operating Income (NOI)..............................  $2,110,708
U/W Net Cash Flow (NCF).....................................  $1,999,613
U/W DSCR on NOI.............................................       1.37x
U/W DSCR of NCF.............................................       1.29x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

215 EAST 23RD STREET

(PHOTO OF THE MORTGAGED PROPERTY)

-----------------------------------------------------------------
 Cut-Off Date Balance.................                $17,973,862
 Mortgage Loan Seller.................                   Wachovia
 Property Type........................                Multifamily
 Property Location....................               New York, NY
 % of Cut-Off Date Pool Balance.......                       1.9%
 Term/Amortization....................                    120/360
 Remaining Term/Amortization..........                    118/358
 Mortgage Rate........................                      6.99%
 Cut-Off Date LTV.....................                      73.7%
 Maturity Date LTV....................                      64.3%
 Underwritten DSCR....................                      1.30x
 Number of Properties.................                          1
 Occupancy as of February 27, 2002....                     100.0%
 Number of units......................                         74
 Loan Balance per unit................                   $242,890
-----------------------------------------------------------------

- THE LOAN. The Mortgage Loan (the "215 East 23rd Street Loan") is secured by a first mortgage encumbering a 22-story building containing 74 multifamily units located in New York, New York. The 215 East 23rd Street Loan represents approximately 1.9% of the Cut-Off Date Pool Balance. The 215 East 23rd Street Loan was originated on February 27, 2002 and has a principal balance as of the Cut-Off Date of $17,973,862.

   The 215 East 23rd Street Loan has a remaining term of 118 months and matures on March 1, 2012. The 215 East 23rd Street Loan may be prepaid on or after January 1, 2012 and permits defeasance with United States government obligations beginning four years after its first payment date.

- THE BORROWER. The borrower is Ocean Drive Realty Associates, LLC, a special purpose entity. A non-consolidation opinion was delivered in connection with the origination of the 215 East 23rd Street Loan. The sponsors are Arthur Leeds, Melvin Gershon and Robert Gershon. Mr. Leeds, through his firm Arthur Leeds Real Estate, has been active in the acquisition, renovation and management of apartment complexes in New York City, Philadelphia, Pennsylvania and Miami Beach, Florida since 1961. The Gershons, through their company C. Gershon Company, have over 40 years experience in the operation and management of commercial and residential properties throughout the New York area.

- THE PROPERTY. The Mortgaged Property is a 22-story building containing 74 multifamily units situated on approximately 0.1 acres in New York, New York and constructed in 2001. The Mortgaged Property is located at 215 East 23rd Street between 2nd and 3rd Avenues. The Mortgaged Property is adjacent to, and leased entirely to, the School of Visual Arts ("SVA") for use as student housing pursuant to a

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

   10.5 year master lease that commenced in January 2002. SVA has been in operation since 1947 and currently has over 5,900 registered students evenly distributed between undergraduate and continuing education students. As of February 27, 2002, the occupancy rate for the Mortgaged Property securing the 215 East 23rd Street Loan was approximately 100.0%.

   The following table presents information relating to the unit configuration of the Mortgaged Property:

                                                                APPROXIMATE
                                                APPROXIMATE     NET RENTABLE     % OF NET      ASKING RENTAL
UNIT MIX                        NO. OF UNITS   UNIT SIZE (SF)    AREA (SF)     RENTABLE AREA       RANGE
--------                        ------------   --------------   ------------   -------------   -------------
Studio........................        1              335              335           0.68%            (1)
1-BR/1-BA.....................       35              510           17,850          36.13%            (1)
1-BR/2-BA.....................        4              696            2,784           5.64%            (1)
2-BR/2-BA.....................       30              790           23,700          47.97%            (1)
2-BR/2-BA Duplex..............        4            1,183            4,732           9.58%            (1)
                                     --                            ------          -----
Total/Weighted Average........       74              668           49,401          100.0%            (1)
                                     ==                            ======          =====

---------------

(1) The building is 100% leased to SVA, which pays annual rent of $2,662,000 per year for all the residential units.

- ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. As a condition precedent to the closing of the 215 East 23rd Street Loan, SVA delivered to the mortgagee (i) a letter of credit in an amount equal to $2,720,000 (the "Letter of Credit"), which represents approximately two years of debt service payments, and can be drawn on only in the event of default by SVA of its obligations under its lease and (ii) a letter of credit in an amount equal to $1,000,000 (the "Second Letter of Credit"), which shall be reduced by approximately $100,000 annually which amount equals certain additional rent payments made to the borrower. The additional rent payments due by SVA are for the reimbursement of improvement costs incurred by the borrower. In the event SVA does not make its additional rent payment, the mortgagee on behalf of the borrower may draw on the Second Letter of Credit and the proceeds will serve as additional collateral for the 215 East 23rd Street Loan. The Letter of Credit and the Second Letter of Credit have been collaterally assigned and delivered to the mortgagee. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCK BOX ACCOUNT. At any time during the term of the 215 East 23rd Street Loan, (i) if the debt service coverage ratio falls below 1.15x, as computed by the mortgagee, or (ii) upon the occurrence of an event of default under the loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

- PROPERTY MANAGEMENT. Arthur Leeds Management is the property manager for the Mortgaged Property securing the 215 East 23rd Street Loan. Arthur Leeds Management currently manages approximately 1,300 apartment units. The property manager is affiliated with one of the sponsors.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

-  UNDERWRITTEN FINANCIALS.

U/W Occupancy %.............................................       95.0%
U/W Revenues................................................  $2,579,800
U/W Total Expenses..........................................  $  699,936
U/W Net Operating Income (NOI)..............................  $1,879,864
U/W Net Cash Flow (NCF).....................................  $1,861,364
U/W DSCR on NOI.............................................       1.31x
U/W DSCR on NCF.............................................       1.30x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

MAINE CROSSING

(PHOTO OF THE MORTGAGED PROPERTY)

-----------------------------------------------------------------
 Cut-Off Date Balance.................                $17,456,038
 Mortgage Loan Seller.................                   Wachovia
 Property Type........................            Retail-Anchored
 Property Location....................         South Portland, ME
 % of Cut-Off Date Pool Balance.......                       1.8%
 Term/Amortization....................                    120/360
 Remaining Term/Amortization..........                    117/357
 Mortgage Rate........................                      7.36%
 Cut-Off Date LTV.....................                      79.4%
 Maturity Date LTV....................                      70.0%
 Underwritten DSCR....................                      1.27x
 Number of Properties.................                          1
 Occupancy as of March 28, 2002.......                      96.0%
 Number of square feet................                    148,672
 Loan Balance per square foot.........                       $117
-----------------------------------------------------------------

- THE LOAN. The Mortgage Loan (the "Maine Crossing Loan") is secured by a first mortgage encumbering an anchored retail center located in South Portland, Maine. The Maine Crossing Loan represents approximately 1.8% of the Cut-Off Date Pool Balance. The Maine Crossing Loan was originated on January 31, 2002 and has a principal balance as of the Cut-Off Date of $17,456,038.

   The Maine Crossing Loan has a remaining term of 117 months and matures on February 1, 2012. The Maine Crossing Loan may be prepaid on or after December 1, 2011 and permits defeasance with United States government obligations beginning four years after its first payment date.

- THE BORROWER. The borrower is Running Hill SP LLC, a special purpose entity. A non-consolidation opinion was delivered in connection with the origination of the Maine Crossing Loan. The sponsors of the borrower are Leonard Rudolfsky and Stephen Karp. Mr. Rudolfsky is the President and founder of Packard Development Co., and the President and CEO of Beaver Builders, Ltd. Mr. Karp is the founder and CEO of New England Development. Both sponsors are involved in the development and management of retail properties in New England.

- THE PROPERTY. The Mortgaged Property is an approximately 148,672 square foot anchored retail center situated on approximately 14.5 acres and constructed in 2001. The Mortgaged Property is located in South Portland, Maine, which is within the Portland, Maine metropolitan statistical area. As of March 28, 2002, the occupancy rate for the Mortgaged Property securing the Maine Crossing Loan was approximately 96.0%. The largest tenant is Babies R Us ("Babies R Us") occupying approximately 30,606 square feet, or approximately 20.6% of the net rentable area. Babies R Us is a subsidiary of Toys R Us, Inc. ("Toys R Us"), which retails children's products worldwide. The Babies R Us lease expires in November 2016. As of March 27, 2002, Toys R Us had a long-term unsecured debt rating of "BBB+" (S&P) and "Baa3" (Moody's). The second largest tenant is Bed Bath & Beyond, Inc. ("Bed Bath & Beyond") occupying approximately 30,448 square feet, or approximately 20.5% of the net rentable area. Bed Bath and Beyond operates superstores selling a variety of domestic merchandise and home furnishings. The Bed Bath & Beyond lease expires in January 2017. As of March 27, 2002, Bed Bath & Beyond had a long-term unsecured debt rating of "BBB-" (S&P). The third largest tenant is Old Navy ("Old Navy"), occupying approximately 30,000 square feet, or approximately 20.2% of the net rentable area. Old Navy is

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

   a subsidiary of The Gap, Inc. ("Gap"). Gap is a global specialty retailer, operating stores selling casual apparel, personal care items, and other accessories for men, women and children. The Old Navy lease expires in September 2011.

   The following table presents information relating to the major tenants at the Mortgaged Property:

                                   % OF GROSS      NET
                                   POTENTIAL    RENTABLE      % OF NET      DATE OF LEASE
TENANT                                RENT      AREA (SF)   RENTABLE AREA     EXPIRATION
------                             ----------   ---------   -------------   --------------
Babies R Us......................      6.9%      30,606         20.6%        November 2016
Bed Bath & Beyond................     21.9%      30,448         20.5%         January 2017
Old Navy.........................     23.4%      30,000         20.2%       September 2011
AC Moore.........................     15.8%      23,400         15.7%         January 2012
Famous Footwear..................      7.4%       9,330          6.3%        November 2006

   The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

                                                                                                       CUMULATIVE
                                                                                          % OF GROSS   % OF GROSS
                                      WA BASE                               CUMULATIVE    POTENTIAL    POTENTIAL
                       # OF LEASES    RENT/SF    TOTAL SF   % OF TOTAL SF     % OF SF        RENT         RENT
YEAR                     ROLLING      ROLLING    ROLLING     ROLLING(1)     ROLLING(1)    ROLLING(1)   ROLLING(1)
----                   -----------   ---------   --------   -------------   -----------   ----------   ----------
2002                        0         $ 0.00           0          0.0%           0.0%         0.0%         0.0%
2003                        0         $ 0.00           0          0.0%           0.0%         0.0%         0.0%
2004                        0         $ 0.00           0          0.0%           0.0%         0.0%         0.0%
2005                        0         $ 0.00           0          0.0%           0.0%         0.0%         0.0%
2006                        1         $17.00       9,330          6.3%           6.3%         7.4%         7.4%
2007                        0         $ 0.00           0          0.0%           6.3%         0.0%         7.4%
2008                        0         $ 0.00           0          0.0%           6.3%         0.0%         7.4%
2009                        0         $ 0.00           0          0.0%           6.3%         0.0%         7.4%
2010                        0         $ 0.00           0          0.0%           6.3%         0.0%         7.4%
2011                        4         $18.87      43,888         29.5%          35.8%        38.5%        45.8%
2012                        1         $14.50      23,400         15.7%          51.5%        15.8%        61.6%

---------------

(1) Calculated based on approximate square footage occupied by each tenant.

- ESCROWS. The loan documents provide for certain escrows of real estate taxes and provide for replacement reserves. In addition, the borrower deposited with mortgagee at the closing of the Maine Crossing Loan the sum of approximately $300,000, which is to be released at such time as certain vacant out-parcel space is occupied and the related tenant is paying rent. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- MANAGEMENT. Packard Development Corporation is the property manager for the Mortgaged Property securing the Maine Crossing Loan. The property manager is affiliated with the sponsor.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

-  UNDERWRITTEN FINANCIALS.

U/W Occupancy %.............................................       95.0%
U/W Revenues................................................  $2,682,456
U/W Total Expenses..........................................  $  774,704
U/W Net Operating Income (NOI)..............................  $1,907,752
U/W Net Cash Flow (NCF).....................................  $1,836,428
U/W DSCR on NOI.............................................       1.32x
U/W DSCR on NCF.............................................       1.27x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

- GENERAL. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the preliminary prospectus supplement. See Annex A-2 to the preliminary prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex A-3 to the preliminary prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex A-4 to the preliminary prospectus supplement for certain information relating to the commercial tenants of the Mortgaged Properties. See Annex A-5 to the preliminary prospectus supplement for certain information relating to cross-collateralized and cross-defaulted Mortgage Loans.

-  SIGNIFICANT SPONSOR CONCENTRATIONS.

                                                                       AGGREGATE      % OF      WEIGHTED              WEIGHTED
                                            # OF                        CUT-OFF      CUT-OFF    AVERAGE    WEIGHTED   AVERAGE
                                           LOANS/         LOAN           DATE       DATE POOL   CUT-OFF    AVERAGE    MORTGAGE
      SPONSOR                            PROPERTIES      NUMBERS        BALANCE      BALANCE    DATE LTV     DSCR       RATE
      -------                            ----------   -------------   -----------   ---------   --------   --------   --------
      The Abbey Company                    8/8*       22, 26, 43,     $51,271,933      5.4%       73.0%      1.36x       7.25%
                                                      46, 74, 78,
                                                      92, 106

* Consists of two groups of four Mortgage Loans which are cross-collateralized and cross-defaulted with each other Mortgage Loan in such group.

- CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. Two (2) groups of Mortgage Loans, representing approximately 5.4% of the Cut-Off Date Pool Balance, are cross-collateralized and cross-defaulted with one or more Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the preliminary prospectus supplement. As of the Closing Date, no Mortgage Loan (other than the AB Mortgage Loans described below) will be cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the case may be, will determine whether to enforce the cross-default and cross-collateralization rights upon a mortgage loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage Loans are subject to cross-collateralization or cross-default provisions.

- GROUND LEASES. Eight (8) Mortgage Loans, representing approximately 8.5% of the Cut-Off Date Pool Balance, are, in each such case, secured primarily by a Mortgage on the applicable borrower's leasehold interest in the related Mortgaged Property. See "Certain Legal Aspects of Mortgage Loans and
   Leases -- Foreclosure -- Leasehold Risks" in the prospectus accompanying the preliminary prospectus supplement.

- AB MORTGAGE LOANS. Two (2) companion mortgage loans are not included in the trust fund but are each secured by the same Mortgage as a Mortgage Loan which is part of the trust fund. Such Mortgage Loans (the "AB Mortgage Loans") (identified as loan numbers 4 and 104 on Annex A-1 to the preliminary prospectus supplement) have a Cut-Off Date Balance of $25,801,966, representing 2.7% of the Cut-Off

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

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

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C1
--------------------------------------------------------------------------------

   Date Pool Balance. Each AB Mortgage Loan and its related companion loan are cross-defaulted. No companion loan is part of the trust fund. Under the terms of separate intercreditor agreements, each holder of a companion loan has agreed to subordinate its interest in certain respects to the related AB Mortgage Loan, but will have certain rights relating to the servicing and special servicing of the related companion loan.

- SUBORDINATE FINANCING. With limited exceptions, all of the Mortgage Loans prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt without the lender's prior consent. One (1) Mortgage Loan representing approximately 0.2% of the Cut-Off Date Pool Balance, provides that the borrower under certain circumstances may incur, without lender consent, additional unsecured indebtedness other than in the ordinary course of business. In addition, in the case of five (5) Mortgage Loans, representing 3.8% of the Cut-Off Date Pool Balance, the ownership interests of the direct or indirect owner of the related borrowers of such Mortgage Loans have been pledged as security for mezzanine debt, subject to the terms of a subordination and standstill agreement entered into in favor of the lender. With respect to two (2) Mortgage Loans representing approximately 4.2% of the Cut-Off Date Pool Balance, the related mortgage loan documents provide that, under certain circumstances, the entities with a controlling ownership interest in the borrower may pledge their interests as security for mezzanine debt in the future, subject to the terms of a subordination and standstill agreement to be entered into in favor of the lender. In addition, fourteen (14) Mortgage Loans, representing 1.7% of the Cut-Off Date Pool Balance, do not prohibit the related borrower from incurring additional unsecured debt or an owner of an interest in the related borrower from pledging its ownership interest in the related borrower as security for mezzanine debt because the related borrower is not required by either the mortgage loan documents or related organizational documents to be a special purpose entity. Further, certain of the Mortgage Loans included in the trust fund do not prohibit limited partners or other owners of non-controlling interests in the related borrower from pledging their interests in the borrower as security for mezzanine debt.

- ENVIRONMENTAL CONSIDERATIONS. With respect to three (3) Mortgage Loans, representing approximately 4.4% of the Cut-Off Date Pool Balance, the related borrower was required to obtain a secured creditor impaired property environmental insurance policy and with respect to one (1) Mortgage Loan representing approximately 0.4% of the Cut-Off Date Pool Balance, the related borrower obtained a pollution legal liability policy, (which does not run to the benefit of the lender as an additional insured), with respect to the related Mortgaged Properties in lieu of or in addition to environmental escrows established. Each such policy was issued by a subsidiary of American International Group, which has a financial strength rating of "AAA" by S&P. The premiums were paid in full at closing. There are no deductibles on the secured creditor impaired property environmental insurance policy, and each policy has a limit of liability in an amount equal to 125% of the full principal amount of the applicable loan.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., GREENWICH CAPITAL MARKETS, INC. OR NOMURA SECURITIES INTERNATIONAL, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

(WACHOVIA LOGO)             (GREENWICH CAPITAL LOGO)               (NOMURA LOGO)

                                        53